EXHIBIT 10.14

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

                           Translation No. 2620/97
(Xerox copy submitted for translation.).......................................
(On paper with letterhead of Petroleo Brasileiro S. A. -  PETROBRAS.)

INVITATION TO BID No. 101.2.064.97-0..........................................

                         SERVICES RENDERING CONTRACT
                  SERVICE RENDERING CONTRACT ENTERED INTO BETWEEN PETROLEO BRASILEIRO S.A. - PETROBRAS AND THE COMPANY MARITIMA NAV. E ENG. LTDA.

PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company, organized and existing under Law No. 2.004, dated 10/03/53, with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 33.000.167/0001-01, represented herein by the Executive Superintendent of Exploration and Production (E&P), Engineer LUIZ EDUARDO G. CARNEIRO, henceforth called PETROBAS, and the Company MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, nO 42, 34th floor, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Braail, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46:828.596/0001-13, henceforth called the CONTRACTOR, represented herein by its President, Mr. GERMAN EFROMOVICH, have agreed upon the present CONTRACT to render services, with the use of the Dynamic Positioning Floating Unit AMETHYST 4 and its accessories, described in Attachment I, henceforth called the UNIT, according to authorization of PETROBRAS' Executive Board (MINUTES No. 4111, Item No. 3, dated 08/14/97) the parties being bound to the terms of the Invitation to Bid No. 101.005.97-7 and subjected to the following
Clauses and Conditions:....... (End of the
Qualification)....................................................

FIRST CLAUSE - OBJECT.........................................................

1.1 The object of the present CONTRACT is the rendering, by the CONTRACTOR, of the services of drilling and/or evaluation and/or completion and/or workover of oil and/or gas (vertical, directional and horizontal) wells, in the Brazilian continental shelf, down to a maximum depth of 5,000 (five thousand) meters, in a water depth down to 1,200 (twelve hundred)
       meters.................................................................

1.1.1 For the fulfillment of the present Contract, the CONTRACTOR is to maintain its bases of operation in the City of
       Macae-RJ...............................................................

1.2 The services object of the present Contract are contained in the Continental Shelf Activities Plan, Disbursement and Cost Plan, under the following codes:.......................................................
       B 1200 - Boring - Production Development...............................
       A 22000 - Boring - Completion an Intervention for Evaluation - Production
       Development............................................................
       A 2400 - Intervention for Evaluation - Exploratory Drilling............
(End of Clause)...............................................................

SECOND CLAUSE - PERIOD OF VALIDITY AND DURATION...............................

2.1.   PERIOD OF VALIDITY - The present Contract binds the parties as of its signature..............................................................

2.2.   DURATION - The present Contract will have a duration of 2,190 (two thousand one hundred and ninety) days..................................

2.2.1 BEGINNING OF THE CONTRACT - The beginning of the Contract will occur when the Unit is released by PETROBRAS, through a written notice, to begin the operations, after the general equipment testing foreseen in item 3.1 is carried out............................................................

2.2.2 AUTOMATIC EXTENSION - If at the end of the duration mentioned in 2.2, some operation is still being performed in a well, the duration of the present Contract will be automatically extended, until the completion of the works in said well, considering as the final limit the Unit's arrival in the port or sheltered waters chosen by common agreement between the parties and, also, in case there are still PETROBRAS' - equipment aboard the Unit, the completion of the withdrawal of such equipment will be considered as the final limit..........................................

2.2.3 This Contract may be extended for successive periods of 365 (three hundred and sixty-five) running days, through a prior agreement between the parties, by means of an Addendum, the other contract conditions being complied with, and limited to a maximum contract period of 2,190 (two thousand one hundred and ninety)day....................................

2.3. ARRIVAL IN BRAZIL - The Unit should arrive at the port or in sheltered waters, in Macae-RJ. The beginning of operations should occur up to the date of 06/17/99, the provision set forth in item 8.1 of this contract being complied with...................................................................

2.3.1 At the port or in sheltered waters mentioned in 2.3, the customs and helipoint inspections in the Unit will be carried out, as well as the loading/unloading of the CONTRACTOR's and PETROBRAS' materials, and also the general equipment testing will begin as foreseen in item 3.1 of this
       CONTRACT...............................................................
(End of Clause)...............................................................

THIRD  CLAUSE - CONTRACTOR'S OBLIGATIONS......................................

3.1. Before the beginning of the Contract, the CONTRACTOR will arrange for a general test of the operating conditions of all of the Unit's equipment, as provided for in Attachment VIII, in the presence of PETROBRAS' Inspection. The occurrences found during the performance of the tests will be duly recorded in the Daily Drilling Certificate (ADP) signed by PETROBRAS' Inspection and by the CONTRACTOR's representative. The Unit will be released to sail to the first location after proving the good operating conditions of the equipment which comprise the drill's main systems, that is, energy generation and distribution system, dynamic positioning system, industrial safety, liquid and bulk storage, fluid circulation and processing, safety and wellhead, column elevation, rotation and handling, columns, instrumentation, formation test equipment and communications system..............................................

3.1.1 The tests referred to in 3.1 will be made in a period estimated in 3 (three) days, after which the Unit will be released to said to begin the operations, provided there is nothing pending in the rig's main systems, as set forth in item 3.1...............................................

3.1.1.1. In the event the tests last for a period exceeding 3 (three) days, for reasons ascribed to PETROBRAS, the rate foreseen in Ref 104 (Waiting
       Rate) of Attachment II, will be due, applied as of the fourth day of tests, until the Unit is released. The periods spent with equipment repair will not be calculated for the purpose of counting such duration, and also no fees will be due during such periods.......................

3.1.2 PETROBRAS may opt for the partial or total performance of the receipt tests, in sheltered waters, in the deepest water depth set forth in the Contract, or also in the first location...............................................................

3.2. OPERATION - To render the services object of this Contract using the Unit and the equipment listed in Attachment I, complying with the other conditions of and Attachments to this Contract, complying with the international standards recommended for services of such nature.................................................................

3.2.1 SAFETY STANDARDS - The CONTRACTOR will carry out the services in strict compliance with the international safety standards for work of such nature, aiming at the protection of personnel, materials and equipment that belong to it, PETROBRAS and third parties.

       PETROBRAS' Safety Rules, which the CONTRACTOR states to know will be particularly complied with. In the event of conflict between PETROBRAS' standards and the CONTRACTOR's, the CONTRACTOR's Standards will prevail, unless PETROBRAS expressly requires to the contrary in each case...................................................................

3.3. SUPPLY OF MATERIALS - To be responsible for the purchase, when requested by PETROBRAS, in the domestic market, of other materials needed to render the services object of this Contract. The purchase of the materials mentioned in this item will be submitted to the prior approval by PETROBRAS which will reimburse them as set forth in item
       4.2....................................................................

3.3.1 The materials mentioned in item 3.3 will be delivered by the CONTRACTOR to PETROBRAS, at the port or airport the latter indicates..............................................................

3.3.2  To submit the expense vouchers in the maximum period of 60 (sixty)
       consecutive days after the actual date of the purchase.................

3.4. SERVICES BY THIRD PARTIES - To request, when asked by PETROBRAS, other specialized services available in Brazil, related to the object of this CONTRACT, behoving the CONTRACTOR all measures for their actual performance, including the obtainment of PETROBRAS' prior and express approval of the costs arising therefrom, which will be reimbursed as set forth in item 4.2......................................................

3.5. PERSONNEL - To be liable, in its own name, and for its own responsibility and onus, for all personnel needed for the efficient and complete performance of the services object of this CONTRACT which will operate on the basis of 24 (twenty-four) hours a day and 7 (seven) days a week. The list of the minimum personnel to be used by the CONTRACTOR is basically the one mentioned in Attachment V......................................
3.5.1 The CONTRACTOR guarantees that the personnel mentioned in Attachment V will allow it to fully carry out the performance of the services object of this Contract, running, as a result, for its own account, all charges arising from the need to increase the personnel.

3.5.2 The CONTRACTOR will be liable for the maintenance and cost of the personnel required for the fulfillment of the operational and safety rules and regulations issued by the proper authorities, including the compliance with the provisions of the

       PORTOMARINST No. 13-02, dated 06/26/85, and of the Navy Department, Ports and Coasts Authority.

3.5.3 The technical personnel should possess proven competence in their specialization, and the CONTRACTOR is to supply PETROBRAS with their respective "curriculum vitae"..........................................

3.5.4 To provide for training and/or recycling of its personnel in the Course on Safety Basic Notions, held by PETROBRAS, according to the program and conditions to be agreed upon between the parties.......................

3.5.4.1. As required by PETROBRAS or by a Training Center approved by the IADC ou IWCS, the qualification in well control is compulsory for the Superintendents on Board, for the Persons in Charge and for the
       Drillers...............................................................

3.6. To be liable for all charges regarding the contracting of its personnel and any additionals that are or may become due, as well as for the withholding and payment of social, labor and social security contributions set down by the Law, and other charges that may become due at any title, being for all purposes, the sole employer................

3.6.1 Whenever requested by PETROBRAS, the CONTRACTOR will submit the documents regarding the proof of payment of its labor obligations, including social security contributions (CND - Negative Debt Certificate) and FGTS deposits, regarding its employees......................................

3.6.2 To make sure that its personnel, who work in activities or operations that subject them to noxious agents, included in the list referred to in
       Article 58 of the Law No. 8.213/91, are not retired in this special condition, according to the restriction expressly contained in Article
       3rd of Law NO. 9.032 dated 04.18.95....................................

3.7. To bear all measures and expenses with displacement of personnel, such as, but not limited to, transportation from abroad to the port or airport of Macae-RJ, as indicated by PETROBRAS, and the return to the place of origin, and any and all expenses with personnel travel and stay in Brazil, insurances, medical and hospital expenses, meals, passports, as well as for extra expenses caused by delay or cancelling of flights, be it due to bad weather or to the non-availability of planes.............

3.8. To promote, without charges to PETROBRAS, the replacement and immediate withdrawal of any of its employees that may be required by PETROBRAS at any time, due to bad behavior, technical deficiency, inefficiency or health conditions......................................................

3.9.   Whenever requested, to train PETROBRAS' personnel in the services object of the present CONTRACT................................................

3.10.  All correspondence between the CONTRACTOR and PETROBRAS will be written and forwarded in Portuguese............................................

3.11. To provide, in the UNIT chartered for the performance of the services object of this CONTRACT, lodging, food, mess room services, rendered by a Brazilian company, for PETROBRAS' personnel and those of third parties at PETROBRAS' service, up to the maximum of 26 (twenty-six) persons, being agreed that the CONTRACTOR will freely supply 900 (nine hundred) meals per month. The meals exceeding this number will be paid by PETROBRAS, based on the rate set forth in the Unit Price Spreadsheet appearing in
       Attachment III.........................................................

3.11.1 The quality of the mess room services and the food supply is the CONTRACTOR's responsibility, which will maintain a permanent supervision by a male nurse on board and eventually by a qualified nutricionist. PETROBRAS may require that the CONTRACTOR takes measures in the event such services show a loss in quality standards.........................

3.12. INSURANCES - To provide, for its account, the contracting of the insurances necessary to fulfill this Contract and the Brazilian laws, intended to cover its assets and its personnel, even when they are in transportation under PETROBRAS' responsibility, as well as the Civil Liability insurance for damages and losses caused to third parties, which will not imply in limiting the CONTRACTOR's liability, and it should also include PETROBRAS as a third party for the purposes of such coverage.

3.12.1 The minimum mandatory value of the civil liability insurance is of US$1,000,000.00 (one million dollars), per event, during the period of validity of this Contract and of its eventual extension, which amount is to be converted into Brazilian currency on the date the present Contract is signed. The INTERVENIENT PARTY is to appear as co-insured in this policy.................................................................

3.13.  The franchises which may be established for the insurances mentioned in item 3.12, as well as the onus arising from the insurers' requirements and/or recommendations will fully run for the CONTRACTOR's account.....

3.13.1 The provision of item 3.13 applies also to the insurances of transportation made by the CONTRACTOR, regarding the CONTRACTOR'S equipment, tools, and materials to be transported by PETROBRAS, as set forth item 4.4.........................................................

3.14. The keep PETROBRAS free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have sustained as a result of this Contract, whether or not it has made adequate and sufficient insurance for such circumstances............................

3.14.1 PETROBRAS will be equally kept free and safe from any and all indemnity claim for damages and/or losses of any kind which the CONTRACTOR may have caused to third parties for its duly proven grossly negligent action or omission, arising from this Contract, whether or not it has made adequate and sufficient insurance for such circumstances........................

3.14.2 In return, the CONTRACTOR will be kept free and safe from any and all indemnity claim for damages and/or losses of any kind, which PETROBRAS may have sustained from third parties, or has caused to third parties by its duly proven grossly negligent action or omission, as a result of this CONTRACT, whether or not it has made adequate and sufficient insurance for such circumstances.................................................

3.15. To assume, up to the limit equivalent to US$500,000.00 (five hundred thousand American dollars) per event, any and all liability for death or damages to persons, provided they are caused by duly proven grossly negligent action or omission on its part and/or its employees and/or personnel..............................................................

3.16. The CONTRACTOR waives for itself and will require from its Insurers and/or Subcontractors, in any and all insurance made as a result of this CONTRACT, the inclusion, in each policy contracted, the provision assuring the waiver of any right to subrogation against PETROBRAS......

3.17.  To submit to the Contract Manager, up to 30 (thirty) consecutive days after its inception, as provided for in item 2.2.1, the originals of the insurance policies made as a result of this CONTRACT, containing all essential data, such as insurers, time limits, period of validity, amounts insured, and coverage conditions, and with PETROBRAS appearing as co-insured, except in the civil liability insurance, of which it will participate as a third party...............

3.17.1 The policies mentioned in item 3.17 will contain a provision that the insurances mentioned cannot be amended and/or cancelled without PETROBRAS prior authorization....................................................

3.18. DAMAGES - The CONTRACTOR will be liable for damages to its own equipment and material, and to those which it and its agents may cause to PETROBRAS or to third parties, as a result of its duly proven grossly negligent action or omission, in the following cases:............................

3.18.1 In the event of losses or damages to equipment and/or materials belonging to PETROBRAS and/or to third parties, which are abroad the Unit, or during their moving between the UNIT and the support vessels, the CONTRACTOR's liability will be limited to the replacement or repair of the equipment so lost or damaged due to the CONTRACTOR's or its employees' duly proven fault. However, the CONTRACTOR will not be liable for and will be kept free and safe from in the event of damages to reservoirs, indirect damages or loss of profit of PETROBRAS, losses and damages arising from pollution coming from the well, resulting from kick and/or blow-out........................................................

3.18.2 In case of losses and damages caused to the well, arising from the events mentioned in subitem 2.1.5 of Attachment II, the CONTRACTOR will reimburse PETROBRAS the payments it comes to make to third parties referring to cementing, logging or other services related to the object of the present CONTRACT, as well as to materials (cement, casing, bits, completion fluid materials). In the event PETROBRAS opts for the definitive abandonment of the damaged well, the CONTRACTOR will reimburse the expenses made by PETROBRAS to drill that well......................

3.18.3 In the cases mentioned in subitems 3.18.1. and 3.18.2. the limit for the CONTRACTOR's liability is of US$500,000.00 per event and its deployments............................................................

3.19. SECRECY - To maintain complete secrecy on the data and information supplied by PETROBRAS, as well as on all of the results and analyses arising from the services referring to the present CONTRACT............

3.19.1 All data, information and other documents, of any kind, referring to the fulfillment of this CONTRACT, are PETROBRAS' exclusive property........

3.19.2 The CONTRACTOR and its personnel cannot disclose or supply to third parties any materials or information obtained as a result of this
       CONTRACT, unless it is expressly authorized by PETROBRAS...............

3.19.3 The provision of this item 3.19 is a standing obligation, valid even after the termination, in any fashion, of the present CONTRACT.........

3.20. The be liable for the violations it commits regarding author's right and the use of materials and/or performance processes protected by trade-marks and patents, as well as for any claims arising from the bad use it makes of them, running for its account the payment of any charges, royalties, fees, commission, indemnities, and any other expenses arising from said violation, including the legal ones..........................

3.21. SEA OPERATIONS - To render the services object to this CONTRACT in strict compliance with the laws, standards, regulations and administrative rules, as well as the instructions issued by the Shipping Office or by other proper authorities, specially those regarding the spillage of oil and other residues from the UNIT into the sea, being liable, as a result, for any charges arising from the violation of such laws, standards, regulations, administrative rules and instructions, the limit established in subitem 3.21.2 being complied with, and excepting the cases provided for in item 3.20 of this CONTRACT......................................

3.21.1 To plan and carry out operations intended to prevent and fight oil or gas blow outs, fires, or other accidents, complying with the provision set forth in item 2.4 of the ATTACHMENT I to this CONTRACT. Although the CONTRACTOR is considered fully responsible for such operations, it is obliged to discuss on the methods to be adopted with PETROBRAS, so as to find the best operating solution.......................................

3.21.2 With exception of the cases arising from kick, blow out, surging or formation testing, which the CONTRACTOR will be kept free and safe from, in the other cases of spillage of petroleum, oil and other residues in the sea, the CONTRACTOR will be liable up to the limit of US$500,000.00 (five hundred thousand American dollars) per event and its deployment..

3.22. The storage aboard the UNIT, as well as the handling aboard, and between the UNIT and support vessels, of materials, equipment, drilling or completion fluid additives, chemical additives belonging to PETROBRAS or to third parties at the service of PETROBRAS, are the CONTRACTOR's responsibility.........................................................

3.23. To bear all expenses, including with diesel oil and transportation of the UNIT to dockages, including those arising from act of God or force majeure, as defined in the Thirteenth Clause of the CONTRACT...........

3.24. To maintain a hospital ward in the UNIT with at least 2 (two) beds, provided with equipment and medicine necessary for the prompt attention to sick and injured persons, as determined by the Shipping Office, such hospital ward being subjected to periodical inspections by PETROBRAS...

3.25.  The CONTRACTOR undertakes to maintain all conditions required in the bidding stage, during the performance of the CONTRACTED SERVICES.......

3.26. To maintain an agent accredited and accepted by PETROBRAS in the UNIT or in a place previously designed by PETROBRAS, to represent the CONTRACTOR in the fulfillment of the CONTRACT.

3.27.  To comply with the requests contained in the Service Authorization(s)
       issued by PETROBRAS....................................................

3.28. To allow, after negotiations between the contracting parties, the provisional installation in the chartered vessel, of complementary equipment with as, but not limited to: pipes or rises in catenary by the J-lay method, or similar, submarine manifolds, provided they do not jeopardize the Vessel's safety and are in accordance with the rules of the Classification Society. ...........................................

(End of Clause)...............................................................

FOURTH CLAUSE - PETROBRAS OBLIGATIONS.........................................

4.1. To make monthly payments for the services rendered by the CONTRACTOR due to the present CONTRACT; based on the Attachment II and on the conditions set forth in Clauses Sixth: Readjustment - Seventh: Measurement - and
       Eighth: Form of Payment, the other ATTACHMENTS, Clauses and Conditions of this CONTRACT being complied with......................................

4.2. To reimburse, by means of submittal of vouchers, the expenses with materials and services of third parties, according to items 3.3 and 3.4 of this CONTRACT. The reimbursement will be comprised of:..............

       a) Amount of the bill issued by the supplying and/or service rendering company;............................................................

       b) Expenses actually made to place the materials in the UNIT;..........

       c) Cost of the insurance for the materials, if authorized by PETROBRAS. In the event PETROBRAS does not authorize such insurance, the CONTRACTOR will not be liable for losses and damages of any kind that they may suffer until their delivery to PETROBRAS at the port or airport it indicates................................................

4.3 Operations and Locations Program-PETROBRAS will provide the CONTRACTOR with the Operations Program, in writing and with due antecedence, and it also will notify on the locations where the services will be rendered, so that the CONTRACTOR may adopt, in due time, the measures necessary for their performance.....................................................

4.4.   TRANSPORTATION:........................................................

4.4.1. PETROBRAS will provide transportation to the UNIT of all of the CONTRACTOR's personnel involved in the rendering of the services, from the port or airport indicated by PETROBRAS in the beginning of this CONTRACT, and vice-versa. At its exclusive discretion, the transportation to be provided will be by helicopter ou vessel.........................

4.4.2. PETROBRAS will provide transportation for the material and equipment, related to the object of this CONTRACT, from the port or airport designated, to the UNIT and vice-versa.

4.4.3. In any circumstances foreseen in this item, the granting of insurance coverage will not be PETROBRAS' competence, and the CONTRACTOR waives immediately, for itself and for its insurers, any return action against PETROBRAS or third parties at its service, as a result of the transportation provided................................................

4.4.4. In the event there is need to program exclusive air transportation, to survey the Unit, by the Navy and/or Shipping Office, the costs arising therefrom will be charged to the CONTRACTOR............................

4.4.5. PETROBRAS may provide air or sea transportation for the CONTRACTOR's materials, industrial or fresh water and fuel before the beginning of the CONTRACT, as defined in item 2.2.1. The costs arising therefrom will be reimbursed by the CONTRACTOR to PETROBRAS..............................

4.4.6. PETROBRAS will provide tugs and support vessels for the UNIT, from the location where the equipment general testing is performed, to the first location, between locations and from the last location to Brazilian port or sheltered waters closest thereto, which will be chosen in common agreement between the parties..........................................

4.4.6.1. PETROBRAS will provide the support vessels for the UNIT's positioning in the locations to be drilled during the fulfillment of this
       CONTRACT...............................................................

4.4.7. PETROBRAS may provide tugs and/or support vessels to load and unload materials and to handle anchors, in a place to be defined by the parties, in cases of inspection and/or dockages, including those arising from act of God or force majeure, as defined in the Thirteenth Clause of this CONTRACT. The costs arising therefrom will be reimbursed by the
       CONTRACTOR to PETROBRAS................................................

4.5. FUEL AND WATER - To supply, for its account, all fuel and water necessary for the performance of the services object of the services object of this CONTRACT, from the beginning of the CONTRACT, as provided for in subitem 2.2.1, the provisions of item 3.23 of this CONTRACT being complied with...................................................................

4.5.1. The supply of water mentioned in item 4.5 includes also the industrial water intended for cleaning the UNIT...................................

4.6. COMPLETION FLUID - To maintain the control of the properties of the fluid by an accredited employee, as well as to control the stock of materials necessary for such purpose.............................................

4.7. ANCILLARY SERVICES - To provide, at its expenses and under its responsibility, the ancillary services referring to: cementing, formation testing, electric logging, flexitube operation, nitrogen operation, electric wire operation, wireline operation, when they arise from
       PETROBRAS' own programming.............................................

4.8. At its exclusive judgment, and without any co-responsibility, PETROBRAS may cooperate with the CONTRACTOR, assisting it before the Foreign Trade Department -

       Trade Exchange Coordinating Office (CTIC), regarding proceedings submitted to these Agencies, referring to materials and/or equipment pertaining to the rendering of the services object of this CONTRACT. Such cooperation, however, will not lessen the CONTRACTOR's liability for the obtainment of the documents and/or benefits that may be the object of the respective proceedings.................................................

4.9. To issue Service Authorization(s) with all information necessary for their performance, such as: location, time limit, value, scope, and beginning and end dates................................................

4.10. To notify the  CONTRACTOR,  in writing,  on the  application of eventual fines...................................................................

4.11. To issue the  Measurement  Bulletin  (MB),  as set forth in the  Seventh
      Clause:  Measurement, of this Contract..................................

(End of Clause)...............................................................

FIFTH CLAUSE - PRICES AND VALUE...............................................

5.1. For the rendering of the services object of this Contract, PETROBRAS will pay the rates set forth in Attachment II and Attachment III to this Contract, under the conditions set forth in Clauses Sixth - Measurement, and Seventh: Form of Payment...........................................

5.1.1. The contract prices include all specified tariffs, supervision, administration, taxes, fiscal emoluments and all expenses that fall directly or indirectly upon the rendering of the services, including profit, needed for its perfect fulfillment, until the end of the contract, no price revision claims being therefore valid...............

5.2. The total estimated value of this present contract is of R$34,303,151.00 (thirty-four million, three hundred and three thousand and fifty-one reais).................................................................

5.3. PETROBRAS does not undertake to make the payment of the total estimated in item 5.2, but of the amount corresponding to the services effectively rendered and accepted by PETROBRAS.....................................

5.4. In the event the Unit suffers a delay of up to 90 (ninety) days, as of the date set forth in item 2.3 of the present Contract, the CONTRACTOR will have its daily rate reduced in 10% (ten percent), as of the beginning of the Contract, for a period equal to the number of days of delay..................................................................

5.5. The financial resources necessary for the payment of the services object of the presente Contract are duly equated and specifically assured in the budget for the present fiscal year and foreseen for the following ones to cover the period for the total rendering of the services................................................................

(End of Clause)...............................................................

SIXTH CLAUSE - PRICE READJUSTMENT.............................................

6.1. The contract prices in Brazilian currency, will be readjusted yearly, after 1 (one) year as of the month when the CONTRACTOR's proposal was submitted has elapsed, for more or less, as a result of the variation of the elements that comprise the readjustment formula, set forth in subitems 6.2.1 and 6.2.2 below.........................................

6.1.1. If, during the period of validity of this CONTRACT, new legal provisions are created which permit the reduction of the periodicity referred to in 6.1., the parties will make a new agreement regarding the contract prices, to expurgate eventual overprices arising from the periodicity originally established for the application of the readjustment.........

6.2. The prices set forth in the Unit Prices Spreadsheet - Attachment III to this Contract, will be readjusted by applying the following calculation formulae:..............................................................

6.2.1. For the prices of Ref 101, 104 and 105 of the Unit Prices Spreadsheet -
       Attachment III:........................................................

                                  INS        USA           MEQ
                   PCR=PCI.[0.55 ---- +0.10 ----- + 0.35 ------]
                                 ISOo       USAo          MEQo

6.2.2. For the price referring to extra meals, appearing in the Unit Prices
       Spreadsheet - Attachment III:..........................................

                                          ABR
                             PR = PCI o [------] where:
                                          ABRo

PRC  = readjustment contract price;...........................................

PCI  = initial contract price, in force on the date of the CONTRACTOR's proposal;..............................................................

INS  = Index number of the National Consumer Price Index (INPC), published by the Brazilian Institute of Geography and Statistics IBGE, corresponding to the months in which the readjustment is due.........................

INSo = Index number of the INS defined above, corresponding to the month when the CONTRACTOR's proposal was submitted................................

INSo = Index number of the INS defined above, corresponding to the month when the CONTRACTOR's proposal was submitted;...............................

USA  = value of the North-American dollar selling rate in the commercial exchange in force on the 30th day of the month in which the readjustment is due; ...............................................................

USAo = value of the same rate in force on the 30th day of the month the
       CONTRACTOR's proposal was submitted;...................................

MEQ =  definitive value of the Wholesale Index - Domestic Availability - Brazil
       - Production Goods - Machinery, Vehicles and Equipment-Machinery and Equipment - Column 15 of the Getulio Vargas Foundation's Magazine "Conjuntura Economica", corresponding to the month when the readjustment is due;................................................................

MEQo = definitive value of this same index, corresponding to the month when the
       CONTRACTOR's proposal was submitted;...................................

ABRo = definitive value of this same index, corresponding to the month when the
       CONTRACTOR's proposal was submitted....................................

6.2.3. The reference basis of the CONTRACTOR's proposal is the month of July/
       97.....................................................................

6.3. PETROBRAS will make the readjustment calculation, expressing its result, duly made evident, in the Measurement Bulletin (MB) of the services to which it refers, for the purposes of issuing the respective collection document...............................................................

6.4. In the event of delay in the partial or total disclosure of the indexes, a readjustment factor will be provisionally used, calculated on the basis of the last indexes, known by then, at the time the Measurement Bulletin
       (MB) was issued........................................................

6.4.1. The eventual difference between the definitive and the provisional readjustment will be invoiced by the CONTRACTOR after the issuing of the Readjustment Bulletin (RB) by PETROBRAS, as provided for in subitem
       7.3.1. of this CONTRACT................................................

6.5.   The readjustment will not include the services performed before the date when the reason that justifies it has occurred.........................

6.6.   The readjustment factor will be applied with 4 (four) decimal places, without rounding off...................................................

6.7. The CONTRACTOR states that the prices proposed for the performance of the services object of the contract have taken into account all costs, inputs, expenses and other legal obligations for the complete fulfillment of the contract provisions established.

(End of Clause)...............................................................

SEVENTH CLAUSE - MEASUREMENT..................................................

7.1.     Periodicity of the measurements of the services and determination of the reimbursable expenses............................................

7.1.1. For the services, the measurement will be made monthly, according to the procedures mentioned below, with the consequent issuing of the respective Measurement Bulletins (MB):...............................

         a) the initial measurement of the services will be made between the date of the beginning of this CONTRACT and the last day of the calendar month;..................................................

         b) The intermediary measurements of the services, corresponding to a given month, of the order "m", include the period between day 01 and the last day of the calendar month of the order "m";.........

         c) The final measurement of the services will be made between day 01 of the month "m" and the day of the termination of this CONTRACT.

7.1.2. The reimbursable expenses, if provided for in the CONTRACT, will be determined on any day of the month, according to the vouchers submitted to and accepted by PETROBRAS, and more than one determination can be made in the same period included in the measurement.

7.1.2.1. The results found will be submitted to the CONTRACTOR on the 5th (fifth) working day, as of the submittal of said vouchers, by means of a Reimbursement Document (RD), which will be signed by the Manager of this CONTRACT, for invoicing purposes................................

7.1.2.2. The reimbursable expenses and the deductions, if provided for in the CONTRACT, are to be individually made evident in the Reimbursement
         Documents (RD).......................................................

7.2.     Issuing of the Measurement - Bulletins (MB)..........................

7.2.1. PETROBRAS, through the Manager of this CONTRACT, at the end of each period as mentioned in the letters of subitem 7.1.1 of this Clause, will carry out the measurement of the services, gathering the results found in the Measurement Bulletin (MB), for the signature of the Manager of this CONTRACT and of the CONTRACTOR, complying with the following:...........................................................

         a) For the initial, intermediate and final measurements ending on the last day of a given month of the order "m", the CONTRACTOR will receive one of the copies of the MB up to the 5th (fifth) subsequent working day, so that it may submit the respective collection documents, as provided for in subitem 7.4.1 of this
             Clause;..........................................................

         b) For the final measurement, when the termination of the CONTRACT does not occur in the last day of the month, the CONTRACTOR will receive one of the copies of the MB, up to the 5th (fifth) working day after the termination of the CONTRACT, so that it may submit the respective collection documents, as provided for in subitem
             7.4.1;..........................................................

         c) for each measurement period of the services, only 1 (one) collection document may be issued, being understood that collection documents with partial values regarding said period will not be taken into account for payment purposes, with exception of the cases of collection of differences in readjustment, if any;.............................................................

         d) In the Measurement Bulletins (MB), the portions regarding the basic and readjustment values, if any, will be made evident, using the last definitive factor known by then, and the deductions, if provided for in the CONTRACT.....................................

7.3.     Collection of readjustment difference................................

7.3.1 For the payment of an eventual readjustment complement, due to the non-availability of indexes at the time the MB is issued, PETROBRAS will issue a Readjustment Bulletin (RB)..............................

7.3.1.1. The Readjustment Bulletin (RB) will be submitted to the CONTRACTOR on the third working day after the disclosure of the indexes applicable to the calculation of the definitive readjustment factor................

7.4.     Time for the submittal of collection documents.......................

7.4.1 The CONTRACTOR will submit the respective collection documents to PETROBRAS Financial Department, as mentioned in item 8.1 of this
         CONTRACT, in the following conditions:...............................

                       MEASUREMENT            OCCASION FOR THE SUBMITTAL
TYPE OF MEASUREMENT      DOCUMENT              OF COLLECTION DOCUMENTS
-------------------    -----------   -------------------------------------------

INITIAL INTERMEDIATE       MB        Up to the 8th working day following the
AND FINAL                            last day of the performance of the
                                     services, and PETROBRAS will make
                                     the payment on the 30th consecutive day, as
                                     of the final day of the period measured,
                                     the provision in subitem 4.1.1. being
                                     complied with............................

INITIAL INTERMEDIATE       RB        In case of an eventual complement of
AND FINAL                            readjustment difference, the RB will be
                                     issued up to the 3rd working day after the
                                     index to calculate its issuing is known,
                                     together with the payment of the principal,
                                     the minimum of 10 (ten) working days
                                     between the submittal of the Collection
                                     Document and the date of payment being
                                     complied with............................

DETERMINATION OF           RD        In the first working day afte rthe DR is
REIMBURSABLE                         issued, and the payment will be made in a
EXPENSES                             period of 30 (thirty) days, as of the day
                                     of its submittal. .......................

7.4.1.1. The payments due because of this CONTRACT, referring to the services, will always occur on the 30th day after the end of the measure period, included in the MB's, or on the first subsequent working day, provided the CONTRACTOR fulfills the time limits for the submittal of the Collection Documents set forth herein. In the event of non-compliance, by the CONTRACTOR, with said submittal time limits, the payments will be postponed for the number of days equal to the delay in the delivery of such documents....................................................

7.5.     Measurement follow-up................................................

7.5.1 The CONTRACTOR undertakes to follow-up the measurements and the determinations carried out by PETROBRAS, offering, at that time, the impugnations or considerations it deems necessary, which will be submitted to PETROBRAS' appraisal and decision.............................................................

7.5.2 The CONTRACTOR's signature by its representative before PETROBRAS will imply in the acknowledgement of the accuracy of the Measurement Bulletin (MB) and/or Readjustment Bulletin (RB) for all legal purposes.............................................................

(End of Clause)...............................................................

EIGHTH CAUSE - FORM OF PAYMENT................................................

8.1. The monthly payments due as a result of this CONTRACT will be made by PETROBRAS to the CONTRACTOR, in Brazilian currency, 30 (thirty) consecutive days, as of the last day of the period of performance of the services, provided the CONTRACTOR submits the collection documents until the 8th (eighth) working day after the last day of the period of performance of the services..........................................

8.1.1 The payment of an eventual difference in readjustment will be made on the same day in which the payment of the respective service occurs, provided the CONTRACTOR submits the corresponding collection document up to the 5th (fifty) working day after the indexes that permit the issuing of the Readjustment Bulletin (RB) are known..................

8.1.2    The payment of reimbursable expenses, if any, will be made 30 (thirty)
         consecutive days after the submittal of the collection document......

8.1.3 In the event of non-submittal of the collection documents in the time limits set above, the payment will be postponed for as many consecutive days as correspond to the delay in the delivery of the collection documents............................................................

8.2. The collection documents will be submitted, together with the original of the document giving rise to them (MB, RB, RD) in the Docket of the Financial Department indicated by PETROBRAS, for the purposes of checking the fulfillment of the time limits for their payment........

8.3. The collection documents will be issued without erasures, complying with the pertinent laws in force, and will contain obligatorily the following information:...............................................

         a)  Place and date of its emission and number of the collection document;........................................................

         b)  Number and date of signature of the contract deed;...............

         c)  Number and date of the documents originating them (MB, RB, RD);..

         d)  Gross value of the collection documents, both in numbers and in writing;.........................................................

         e) Name and code of the banking establishment, branch and the respective code, and number of the current account of the payee, where the payments will be made;.................................

         f) In order that a particular payment is made in a banking establishment different from the one indicated at the time the contract deed was signed, such amendment will obligatorily be preceded by a fax/correspondence from the
             CONTRACTOR or will appear in the payee's collection document.....

8.3.1 In the event the collection document is inaccurate, it will be returned to the CONTRACTOR and the time limit foreseen in item 8.1 will be postponed for as many days as those corresponding to the delay in the submittal of such document...........................................

8.3.2 In the event of re-submittal of the collection document, as a result of a previous impugnation, this fact should appear in the history of the collective document..................................................

8.3.3    The CONTRACTOR will obligatorily submit, every month to the Manager of the Contract:........................................................

         a)  Payroll of the CONTRACTOR's employees who are involved in the rendering of the services contracted;............................

         b) A photocopy of the Social Security Payment Slip (GRPS), duly settled and authenticated, obligatorily filling out field "8" (other information), the name, CGC of PETROBRAS, number, date and amount of the Invoice or Bill of Sale referring to the services rendered in the month............................................

         c) In case of a Cooperative, to submit the payment vouchers of the amounts paid, distributed or credited to its members as a remuneration for the services rendered in the fulfillment of this contract.........................................................

8.3.4.   The collection documents will not be accepted by PETROBRAS if submitted with Income Tax at Source already withheld...........................

8.3.5. It is the responsibility of PETROBRAS' disbursing office the explanation of doubts regarding the issuing of the collection documents............................................................

8.3.6. Eventual payments made for more or for less by PETROBRAS, will be compensated as soon as they are detected, and the respective amounts will be duly corrected...............................................

8.3.7.   The CONTRACTOR should indicate the place and fax number, if any, for the receipt of the "Notice of Payment Foreseen.".....................

8.4. The vouchers for the reimbursable expenses due to the CONTRACTOR as a result of this contract deed, will be previously submitted to the Manager of the Contract, for checking, besides being duly settled by the respective supplier or service rendered, when such is the case...

8.4.1. If the original cannot remain in PETROBRAS' hands, copies thereof may be submitted, which will be checked by the Inspector and/or Manager, and the following should appear in every original document: "Copy Submitted for Reimbursement on ___/___/___", followed by the signature and identification by name, position and registry number, and the originals will be returned to the CONTRACTOR. The following text will appear in the copies of each document in PETROBRAS' hands: "Checked With the Original On ___/___/___", which the Inspector and/or Manager will sign, identifying the signature by name, position, and registry number...............................................................

8.4.2. In special cases of reimbursement of import costs (duties and/or expenses), the CONTRACTOR will send a letter submitting the vouchers for such expenses, together with the import proceeding, to the office responsible for its follow-up........................................

8.4.3. The receipt, duly formalized by PETROBRAS, of any reimbursable expense voucher, does not represent the recognition of the debt, nor the proof that the expenses was made...........................................

8.4.4. The collection of reimbursable expenses can only be made through the issuing of a Services Invoice, after approval by PETROBRAS of the respective Reimbursement Document - RD, which will be issued up to 5
         (five) working days, as of the date of submittal of said documents...

8.4.4.1. PETROBRAS' Inspection has 3 (three) working days to proceed with the checking of the expense voucher and to notify its approval to the CONTRACTOR, so that it may issue the Combined Invoice and Bill of
         Sale.................................................................

8.4.5. The total amount of the collection document will be obtained by applying the following formula:

                 VTD
         VTR = -------, where:
               I - ICP

         VTR  = total amount to be reimbursed to the CONTRACTOR;..............

         VTD = total amount of the reimbursable expenses, effectively authorized;

         ICP  = total of the sum of the aliquots of taxes collected, in the decimal form (ISS or ICMS, as the case may be, COFFINS and
                PIS/PASEP)....................................................

(End of Clause)...............................................................

NINTH CLAUSE - FINES..........................................................

9.1. Non-compliance, by the CONTRACTOR, after ninety-one days beyond the time limit mentioned in item 2.3 of this Contract, will imply in the imposition of fine against the CONTRACTOR, in a written notice, corresponding to 30% (thirty per cent) of the rate provided for in Ref
         101 of Attachment III, per day of delay..............................

9.2. In the event of non-compliance, by the CONTRACTOR, with the inspection's requirements within the time limit it may set, PETROBRAS may, by a written notice, impose against the CONTRACTOR, per day of non-compliance with such requirements, as of the end of the time limit set, a fine corresponding to 20% (twenty per cent) of the rate provided for in Ref 101 of Attachment III.....................................

9.3.     The penalties set forth in this Clause do not exclude any other provided for in the Laws in force and/or in this Contract............

9.4. The amount corresponding to the sum of the basic values of the fines applied is limited to 10% (ten per cent) of the estimated value of the present Contract.....................................................

9.5. The basic values of the fines will be readjusted by the readjustment factor calculated by the formula shown in subitem 6.2.1 of this
         Contract and in force in the period of its imposition................

9.5.1. The fines will be forwarded by the Inspection, for discount by the Disbursing Office, as soon as the pertinent definitive readjustment factors are known....................................................

9.5.2. In the event of balance, PETROBRAS reserves itself the right to make or complement the deduction in collection document(s) related to any other contract deed eventually entered into with the CONTRACTOR, or to use any other adequate means to settle the debt, if necessary............

9.6. In a written notice and without prejudice of the capacity to rescind the contract, PETROBRAS may impose upon the CONTRACTOR a compensatory fine of 100% (one hundred per cent) of the amount of the conviction, due to default of its labor, social security or tax obligations......

9.6.1. The payment of said fine will not exempt the CONTRACTOR from the obligation to reimburse PETROBRAS for the amount imposed upon it as a result of an eventual joint conviction passed by a Labor Court or by the proper administrative jurisdictions..............................

9.6.2. The CONTRACTOR will be fined in the percentual of 5% (five percent) on the amount of the invoice in the event it does not submit the GRPS or submits at variance..................................................

9.6.2.1. The GRPS is considered at variance if it does not have proof of payment of social security contributions of all of the CONTRACTOR's Brazilian crew working in the fulfillment of the CONTRACT......................

9.7. The CONTRACTOR may appeal against the imposition of the fine, in a declaration, within the non-deferrable time limit of 15 (fifteen)
         consecutive days as of the date the notice is received...............

(End of Clause)...............................................................

TENTH CLAUSE - INSPECTION.....................................................

10.1 The inspection of the services contracted herein will be carried out by PETROBRAS' representatives, and the CONTRACTOR undertakes to allow their free access to the UNIT and to the service locations, and to comply immediately with the observations of such inspection, which will have ample powers:...................................................

10.1.1. To determine the interruption of the drilling and/or evaluation and/or completion of the well, for the purpose of carrying out formation testing, corings, electric loggings and other services deemed necessary;

10.1.2. To determine, provided it comes to its knowledge and is within its capacity, the suspension of the services which perhaps are being carried out in disagreement with the good technique or which threatens the safety of persons or assets of PETROBRAS, third parties and of the
         CONTRACTOR itself, complying with subitem 2.1.7 of Attachment I......

10.1.3.  To refuse the use of improper or inadequate techniques, as well as the operations that do not comply with the established programs..........

10.1.4. To refuse the employment of condemned or improper materials, tools and string components, which do not comply with PETROBRAS' and API's standards............................................................

10.1.5. To order the withdrawal, from the work site, of any of the CONTRACTOR's employees who, in PETROBRAS' opinion, may endanger the good performance of the services or hinder its inspecting activities..................

10.1.6.  To certify the accuracy of the information reported daily by the
         CONTRACTOR...........................................................

10.1.7. To notify the CONTRACTOR, in writing, on the imposition of the fines provided for in this CONTRACT, including those referring to the
         CONTRACTOR's action or omission......................................

10.1.8.  To request from the CONTRACTOR a detailed report on any accident occurred and on any operation or repair performed....................

10.1.9. To request from the CONTRACTOR the documentation regarding the proof of payment of its labor obligations, including social security contributions (Negative Debt Certificate) and deposits in the FGTS, for the crew members.....................................................

10.2. Recording - PETROBRAS' Inspection should record its observations on the Driller's Log approved by the LADC and on the Daily Drilling Certificate (ADP), to safeguard the rights and liabilities foreseen in this CONTRACT........................................................

10.3. During the period of validity of the Contract, PETROBRAS will carry out evaluation of the CONTRACTOR's performance, covering the groups in equipment and material, human resources, installations, quality and efficiency. The results of the performance evaluations will be notified and consolidated by means of service performance certificates.

(End of Clause)...............................................................

ELEVENTH CLAUSE - RESCISION...................................................

11.1. PETROBRAS may rescind the present CONTRACT, without the CONTRACTOR being entitled to any right to indemnity and/or withholding in the following cases:

11.1.1. Nonfulfillment, or irregular fulfillment of contract clauses, specifications, operations and Inspection's requests, provided the fact mentioned isn't solved within the time limit of 60 (sixty) days or the repeated perpetration of faults in the fulfillment of the
           Contract;..........................................................

11.1.2. Total or partial subcontracting of the object of the present Contract, the association of the CONTRACTOR will another, merger/division or total or partial incorporation, except if allowed for in this Contract, which affects the good fulfillment of this instrument..................

11.1.3. Interruption of the operations for more than 60 (sixty) days, in the cases in which an act of God does not clearly apply (clause
           12.4)..............................................................

11.1.4.    Decree of the CONTRACTOR's bankruptcy..............................

11.1.5.    Suspension of the operations for more than 60 (sixty)
           days...............................................................

11.1.6.    When the limit for the imposition of penalties provided for in item
           9.4 of this Contract is attained...................................

11.1.7. Slowness in the performance of the works, leading PETROBRAS to prove the impossibility of completing the services within the established time limits........................................................

11.1.8. Non-compliance with the determinations of PETROBRAS' agent appointed to follow-up and inspect the fulfillment of the Contract, as well as those of his superiors.............................................

11.1.9.    The dissolution of the CONTRACTOR..................................

11.1.10. The social change or the modification of the company's purpose or structure, which in PETROBRAS' opinion, hinders the performance of the services.......................................................

11.1.11.   Delay in the beginning of the fulfillment of the CONTRACT for more than 180 (one hundred and eighty) days.............................

11.1.12.   Rescision of the Unit's Chartering Contract entered into between
           PETROBRAS and the INTERVENIENT PARTY...............................

11.1.13.   If the limit set forth in subitem 2.1.9 of Attachment II to this
           Contract is attained...............................................

11.1.14.   If the limits set forth in NOTE 2 of Ref. 102 of Attachment II to this Contract is attained..........................................

11.1.15. Non-submittal of the proof of default of labor obligations towards the employees directly involved in the services object of this Contract, including social security contributions and deposits in the FGTS, when requested by the Inspection, or if such default is proved.............................................................

11.1.16.   Non-submittal or submittal at variance of the GRPS, when the corresponding invoice is delivered.................................

11.1.16.1. The rescision for this reason does not prevent PETROBRAS from imposing the respective fine, foreseen in 8.7.2;...................

11.2.      In the event of rescision of the contract deed for the reasons foreseen in 10.1, PETROBRAS:.......................................

           a) will take over the object of the contract deed, on the stage and location where it is found;.....................................

           b) will enforce the contract guarantee, if any, for the reimbursement of the amounts of fines and indemnities due to it;..............

           c) will withhold the credits arising from the contract deed, up to the limits of the damages caused to it;.........................

11.3. After the Contract is rescinded, as set forth in this Clause, the CONTRACTOR is liable, in legal and contract fashion, for the violation or inadequate performance which gives rise to the rescision, as well as for the reimbursement of damages which
           PETROBRAS may come to sustain......................................

11.4. After the Contract is rescinded, PETROBRAS, at its exclusive judgment, may adjudicate the operations object thereof to which it deems appropriate, without behoving the CONTRACTOR any consultation or interference, claim and/or indemnity, for whatever title, and the CONTRACTOR will be liable to legal and contract penalties, besides answering for damages PETROBRAS may sustain........................

11.4.1.    The CONTRACTOR is also liable for the pertinent administrative sanctions, its full defense bein guaranteed........................

11.5. In the event PETROBRAS does not impose the right to rescind the present CONTRACT according to this Clause, it may, at its absolute discretion, withhold the payments of pending invoices, until the CONTRACTOR fulfills the contract condition it has infringed, but such fact will not represent novation nor will it generate rights that may be claimed by the CONTRACTOR..............

(End of Clause)...............................................................

TWELFTH CLAUSE - FISCAL CHARGES...............................................

12.1. Taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) that are due as a direct or indirect result of the present CONTRACT, or of its fulfillment, will be the exclusive responsibility of the taxpayer, so defined in the tax rule, with no right to reimbursement. PETROBRAS, as the paying source, will discount and withhold within the legal time period, from the payments it makes, the taxes it is liable to by the laws in force.................................................

12.1.1 The CONTRACTOR states that, in quoting its prices, it has taken into account the taxes (taxes, fees, emoluments, fiscal and parafiscal contributions) charged on the fulfillment of this Contract, and it cannot make nay claim due to error on such evaluation, for the purpose of requesting a price revision ou reimbursement of payments set down by the proper authority.................................................

12.1.2 Once found, during the period of validity of the Contract, that the CONTRACTOR has unduly added to its prices amounts corresponding to taxes, fiscal and/or parafiscal contributions and emoluments of any kind that are not charged to the performance of the services agreed upon, such values will be immediately excluded, with the consequence reduction of the prices practiced and reimbursement of amounts that may have been paid to the CONTRACTOR.....................................

12.2.    If, during the period of validity of this CONTRACT, any of the following events occur:..............................................

         - creation of new taxes;.............................................

         - extinction of existing taxes;......................................

         - changes in the aliquots;...........................................

         - establishment of tax incentives of any kind; and...................

         - exemption or abatement of federal, state or county taxes;..........
           which, provedly come to increase or reduce the burdens of the parties to the contract, the prices will be revised, so as to fit them into the changes made, compensating, at the first opportunity, any differences arising from such changes. However, if it is a question of tax incentives, the advantages arising therefrom will always be for PETROBRAS......................................................

(End of Clause)...............................................................

THIRTEENTH CLAUSE - FORCE MAJEURE.............................................

13.1. PETROBRAS and the CONTRACTOR will not be liable for the nonfulfillment of their respective obligations in case of events that characterize an act of God or force majeure defined in the sole paragraph of Article
        1.058 of the Brazilian Civil Code. Any suspension of performance due to such item 12.1 will be limited to the period during which such cause or its consequences exist, and such period will be added to the duration of the Contract mentioned in the Second Clause of the present Contract. However, the CONTRACTOR is assured the right to receive the rate provided for in Ref 104 of Attachment III, with the exception of the exemption from payment set forth in subitem 2.1.4 of the Attachment II, and the reimbursements mentioned in this Contract, and furthermore, the parties will severally assume their losses............................

13.2. If the circumstance that justify the invoking of the existence of an act of God or force majeure occurs, the party unable to fulfill its obligations will immediately notify the other party, in writing, on the occurrence and its consequences.......................................

13.3. If the impediment arising form the force majeure lasts for more than 30 (thirty) consecutive days, any of the parties may opt for the termination of the Contract, with both parties complying with their mutual obligations due until the date of the beginning of said impediment............................................................

13.4. In the present Contract it will be considered as act of God the situation in which one of the parties is prevented from fulfilling its obligations, provided it proves that:.................................

        the non-fulfillment of the obligation was due to the existence of an impediment beyond its control;........................................

        the party impeded could not, within its ability, overcome the impediment and its effects, in order to fulfill its contract obligation within the time limit set down, and..............................................

        the impediment and its effects could not be avoided nor overcome......

(End of Clause)...............................................................

FOURTEENTH CLAUSE - ASSIGNMENT AND TRANSFER

14.1. The CONTRACTOR cannot assign or transfer, in whole or in part, the present Contract, except with PETROBRAS' prior authorization in writing.

14.2. The CONTRACTOR cannot assign or give in guarantee, at any title, in whole or in part, the credits of any kind, arising or deriving from the present Contract, except with PETROBRAS' prior authorization in writing. The prior authorization will obligatorily state the PETROBRAS imposes upon the assignee of the credits the exceptions that behooves it, mentioning expressly that the payments to the assignee will be conditioned to the fulfillment, by the assignor, of all of its contract obligations...........................................................

14.3 The occurrence of the above mentioned events, duly authorized by PETROBRAS, does not exempt the CONTRACTOR from any of its contract obligations...........................................................

14.4 PETROBRAS may assign or transfer, in whole or in part, the present Contract, under commercial conditions to be agreed upon by the parties..

(End of Clause)...............................................................

FIFTEENTH CLAUSE - CONTRACT RELATIONSHIPS.....................................

15.1. This Contract is related to another one for chartering the Unit, signed on this same date between PETROBRAS and the INTERVENIENT PARTY.

(End of Clause)...............................................................

SIXTEENTH CLAUSE - INTERVENIENCE..............................................

16.1. The INTERVENIENT PARTY signs the present Contract, together with the CONTRACTOR, being jointly liable with it for all obligations arising from the present Contract and its fulfillment, including for damages..

(End of Clause)...............................................................

SEVENTEENTH CLAUSE - ACCEPTANCE...............................................

17.1. After the services are completed in strict compliance with the conditions set forth in the present deed, PETROBRAS will accept them by means of a Definitive Acceptance Deed signed by the parties.

17.1.1. Before the signature of the Definitive Acceptance Deed, the CONTRACTOR will comply with all of the Inspection's requirements regarding claims, without any charge to PETROBRAS.......................................

17.1.2. The signature of the Definitive Acceptance Deed does not exempt the CONTRACTOR from the liabilities provided for in this CONTRACT and in the laws in force.........................................................

(End of Clause)...............................................................

EIGHTEENTH CLAUSE - LIABILITY.................................................

18.1. PETROBRAS and the CONTRACTOR's liability for damages will be limited to the direct damages in accordance with the Brazilian Civil Code and pertinent laws, with exception of loss of profit and indirect damages, the indirect damages being limited to 100% (one hundred percent) of the total contract value..................................................

(End of Clause)...............................................................

NINETEENTH CLAUSE - COMPLEMENTARY DOCUMENTS...................................

19.1. The Attachments mentioned below are an integral part of the present Contract and, in the event of disagreement between the Attachments and the Contract, the text of the Contract will prevail...................

                                 ATTACHMENTS

I -    Technical specifications of the Unit...................................

II -   Applicability of the Rates and Incidentals in the Performance..........

III -  Unit Prices Spreadsheet................................................

IV -   Responsibilities in the Performance and Mutual Obligations.............

V -    List of Specialized Personnel;.........................................

VI -   Environmental Operating Conditions.....................................

VII -  PETROBRAS' Safety Rules................................................

VIII - Radio Communication and Radio-Beacon Frequency Plan....................

IX -   Equipment Testing Program..............................................

X -   Procedures in the Event of Fatal Accidents..............................

(End of Clause)...............................................................

TWENTIETH CLAUSE - JURISDICTION...............................................

20.1. The Jurisdiction of the County of the Capital of the State of Rio de Janeiro will be competent to settle any questions arising from the present CONTRACT, with the express waiver, by the parties, of any other, however privileged...............................................

(End of Clause)...............................................................

AND BEING THUS AGREED,  the parties  sign the present deed in 4 (four)  copies with the same tenor, with the witnesses below...........................

Rio de Janeiro, (blank).......................................................

PETROLEO BRASILEIRO S.A. - PETROBRAS

____________________________________(blank)___________________________________

LUIZ EDUARDO G. CARNEIRO - EXECUTIVE SUPERINTENDENT OF EXPLORATION AND
PRODUCTION SOUTH AND SOUTHEAST (E&P-SSE)......................................

MARITIMA NAVEGACAO E ENGENHARIA LTDA.

            (blank)

GERMAN EFROMOVICH - PRESIDENT.................................................

WITNESSES:

(Blank) - CPF No. (Blank).....................................................

 Blank) - CPF No. (Blank).....................................................

(Attachment I not included in the original document.).........................

CONTRACT 101.2.064.97-0.......................................................

                              SERVICES RENDERING

                                ATTACHMENT II

                  APPLICABILITY OF THE RATES AND INCIDENTALS
                             IN THE PERFORMANCE.

1 -  APPLICABILITY  OF THE  RATES -  DEFINITION  OF THE  SERVICE  RATES PER 24
(TWENTY-FOUR) HOUR DAY........................................................

REF 101 - OPERATION RATE - It will be applied during the activities requiring the use of the Unit, such as drilling, coring, electric logging, formation testing, completion and workover operations, including drilling lines scouring and cutting operations.

REF 102 - REPAIR RATE - In the periods when there is an interruption of the activities that require the use of the Unit, mentioned in Ref 101 of this Attachment and the operations for Moving the Unit between locations, Ref 105 of this Attachment, due to maintenance, including replacement of mud pump spare parts, and/or repair in the Unit's equipment, or in those which supply is the CONTRACTOR's responsibility, no rate will be due.......................

NOTE 1. The repair period will be considered as of the interruption of the operation that is being performed, until the return to the same situation when the interruption occurred, except for the periods when the interruption in the repair activities occur due to adverse sea conditions, as set forth in NOTE 2 of Ref. 104........................

NOTE 2. In the event the CONTRACTOR remains in Repair Rate for an accumulated total of 30% (thirty percent) of the time, for any period of 6 (six) contract months, PETROBRAS may rescind the present Contract, based on subitem 10.1.14 of this Contract......................................

NOTE 3. It will be considered as repairs the occurrences due to wash outs in the drill pipes and in the other elements of the drill string, belonging the Contractor, with exception of those arising from the presence of H2S and from abnormal mechanical conditions occurred in the well..................................................................

NOTE 4. At the Inspections discretion, for the maintenance of the BOP, the CONTRACTOR may be granted a franchise of up to 24 (twenty-four) hours between the instant the BOP is set of the test stump, until its operational withdrawal, and the moment of its movement for the next lowering in another well, without the CONTRACTOR entering into the repair rate, provided such maintenance is carried out according to international standards. In the period within these 24 (twenty-four) hours intended exclusively for the BOP maintenance; the waiting rate (Ref. 104) will be due...........................................................................

Ref. 103 - Rate Additional (RA) - In each measurement period, as agreed upon in subitem 6.1.1 of the Contract, the CONTRACTOR will be entitled to the receipt of a Rate Additional, calculated by the following formulae:.....................................................................

AT = 0.10 x (NT - NFM - NREP - NIPG - NTOR) x

TO ...................TO PI (less than or equal to) 0,0300

AT = (0,16 - 2 x PI) x (NT = NFM - NREP - NIPG - NTOR) x TO....
  for 0,03 less than or equal to PI less than or equal to PI 0,0800

AT = Zero.............TO PI > 0,0800

Where:........................................................................

AT = Rate Additional..........................................................

TO = Operation Rate (REF 101).................................................

PI = Unavailable Proportion, calculated with 4 (four) decimal places, being:.....................................................................

                           NREP + NIPG + NTOR
                     PI = ---------------------
                                NT - NFM

NT = Total number of days in the measurement period considered................

NFM = Total number of days in which the act of God or force majeure occurs, as defined in the Twelfth Clause of the Contract, in the measurement period considered....................................................................

NREP = Total  number of days under  repair  rate (REF 102) in the  measurement period considered.............................................................

NIPG = Total number of days under  exemption  from payment  (according to item
2.1 of this Attachment) in the measurement period considered..................

NTOR = Total number of days with reduced operation rate (according to subitems 2.2.3 and 2.2.4 of this Attachment) in the measurement period considered....................................................................

Ref. 104 - Waiting Rate (TE) - corresponds to 95% (ninety-five percent) of the operation rate (TO) and which will be applied in Bad Weather, Force
Majeure and Waiting situations, as defined below:.............................

1) Bad Weather Situations - in the event of stoppage of the operations when environmental conditions are so severe as to endanger the Unit's operating capacity, the limitations in Attachment VI, being complied with, making the operations unstable or unsafe or preventing support vessels to have access to the Unit, or preventing the tugs' operations, at the time of change of locations, although the Unit may operate normally, in spite of the bad weather......................................................

2) Force Majeure Situations - during the period when the Unit cannot operate, due to act of God or force majeure, as defined in the Twelfth Clause of the Contract, until the removal of the impediment or the rescision of the Contract, as the case may be...........................

3) Waiting - waiting for the arrival, maintenance or availability of materials from PETROBRAS or third parties, under PETROBRAS' responsibility, even if the maintenance is made in the Unit; waiting for daylight to carry out formation tests; waiting for orders from PETROBRAS, such as, but not limited to: change of programs, definition to proceed with the completion or other production activity, rest for
      PETROBRAS'  team or of  those  of third  party  at  PETROBRAS'  service;
      waiting for towage or support vessels...................................

NOTE 1. The period spent in disconnecting the LMRP from the BOP due to environmental conditions, will be considered as bad weather situation, until the return to the previous situation..............


NOTE 2.    If a  bad  weather  situation  occurs  which  interrupts  a  repair activity,  the  Waiting  Rata  (Ref.  104) with a 25%  (twenty-five percent) reduction, will be due during that period.................

Ref.  105 - Moving  Rate -  corresponds  to 95%  (ninety-five  percent) of the
Operation Rate (TO) and will be applied during the following periods:.........

a) Beginning of the Contract - After the acceptance of the Unit's equipment operating conditions, once the general testing provided for in item 3.1 of the Contract has been carried out, until the spud in of the first well or reentry in the first well (beginning of lowering the first tool for access to the well);...........................................

b) Between locations - After the end of the drilling operations, completion or intervention in a well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the spud in or reentry in a new well (beginning of lowering the first tool for access to the well);..................................................................

NOTE: This period includes the DP system calibration and tests, always in each new location, and in others in each contract year or at any time, when requested by PETROBRAS....................................

c) End of Contract - After the end of the spud in or intervention operations in the last well, with the arrival of the BOP or tool used in the well (the one which occurs last) in the moon pool, until the Unit's arrival in a sheltered waters location, chosen in common agreement between the parties, or, if there is PETROBRAS' equipment still aboard, until the withdrawal of such equipment from the Unit......

2 -   INCIDENTS IN THE PERFORMANCE............................................

2.1. Exemption from Payment - PETROBRAS will be exempted from the payment of the rates foreseen in this ATTACHMENT, during the period in which occurs:...............................................................

2.1.1. Interruption of the services due to the CONTRACTOR's duly proven fault arising from operational error and/or lack of material or equipment, inclusive due to the loss of equipment or subaquatic spare parts.................................................................

2.1.2.  Stoppage of the services and/or of the Unit due to measures related to impositions by made the insurers......................................

2.1.3. Stoppage of the services and/or of the Unit for inspection or dockage purposes, including surveys and dockages arising from act of God or force majeure, as defined in the Twelfth Clause of the Contract, the corresponding expenses also running for the CONTRACTOR's account......

NOTE 1. The exemption from payment will begin in the moment there is an interruption of the operational continuity object of this Contract, even if the withdrawal of all or part of PETROBRAS and/or the CONTRACTOR's cargo becomes necessary for the inspection and/or dockage.............................................................

NOTE 2.   The end of the exemption from payment,  due to the inspection and/or dockage, will occur:................................................

            a)   On the return to the same location, the moment the operations returns to the previous situation;...........................

            b) In the mobilization for another location, the moment the Unit starts sailing after PETROBRAS or the CONTRACTOR's materials have been put back on board.

2.1.5. Occurrence of kick, drill string sticking, loss of circulation, fishing or abandonment, caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence, or displacement to another location, in the event of abandonment.................................

    2.1.5.1. The exemption from payment referred to in 2.1.5 will be limited to a period of 15 (fifteen) days, per event, after which the reduction foreseen in subitem 2.2.3 of this Attachment will be applied..........................................................

    2.1.6. Occurrence of blow out caused by the CONTRACTOR's duly proven action or omission, from the moment the problem was ascertained, until the return to the situation prior to its occurrence.........

    2.1.6.1.The exemption  from payment  referred to in item 2.1.6 will be limited to a period of 45 (forty-five) days, after which the reduction foreseen in subitem 2.2.4 of this Attachment will be applied......

    2.1.7.  Suspension of the services,  determined by PETROBRAS'  Inspection, based on item 10.1.1 of the Contract..............................

    2.1.8. Interruption of the operations due to a failure occurred in any of the Unit's equipment, at the time of the testing to be carried out according to item 3.1 of the Contract.........................

    2.1.9. In the occurrence of events of exemption from payment provided for in subitems 2.1.1, 2.1.2, 2.1.3, and 2.1.7, for a total accumulated period exceeding 30% (thirty percent) in any 6 (six) month period, PETROBRAS may rescind the present Contract, based on its subitem 11.1.13............................................

    2.2.    Reduction in the Daily Operation, Waiting and Movement Rate.......

    The rates foreseen in this Attachment will be reduced in the following cases:............................................................

    2.2.1. Total or partial inoperativeness or malfunction of any equipment which delays or hinders the operations, such as, but not limited to, winches, top drive, kelly spinner, geolograph, current meter, air compressors, shale shaker, desander, desilter, mixing pumps, mud laboratory equipment and bulk receipt and transfer systems, are reason for the reduction of the daily rate provided for in Ref 101, in 1% (one percent), cumulative per equipment, provided the CONTRACTOR is notified in writing in the Daily Drilling Certificate (ADP), by PETROBRAS' Inspection and which, after the time limit the latter has set to repair said equipment, such repair has not been made..........................................

    2.2.2. Low Efficiency - Reference Rates 101 and 105 of this Attachment will suffer a 20% (twenty percent) reduction, in the event low efficiency is verified, according to the operating efficiency parameters listed below. Such reduction will be applied during the whole corresponding activity period in which low efficiency is verified:......................................................

    Operating Parameters:.....................................................

    - Maneuver of the drill string in a cased well (except BHA):..............

            o    Inside the riser and 20" casing = 500 m/h....................

            o    Inside the 13 3/8" casing = 600 m/h..........................

            o    Inside of 9 5/8" casing = 700 m/h............................

-     Break of DP's per unit = 25jt/h.........................................

-     Casing string run in the  sea/inside the  riser/previous  casing (joints approximately 12 m long)................................................

            o    30" Casing -        2 jt/h...................................

            o    20" Casing -        5 jt/h...................................

            o    13 3/8" Casing - 13 jt/h.....................................

            o    9 5/8" Casing -   18 jt/h....................................

            o    7" Casing -         15 jt/h..................................

-  Running of  drilling  riser,  excluding  normal  time for  testing  (50 ft.
   joint):  45/m/h............................................................

-  Pulling of drilling riser (50 ft. joints):  60 m/h.........................

-  Installation or pulling of the kill/choke lines/telescopic joint/stretchers:
   6,0h.......................................................................

-  Diverter installation or pulling:  2,Oh....................................

-  Assembly of the dampening lines in the M.R.:  1,5h.........................

-  Assembly of the flexitube equipment:  5,Oh.................................

-  Assembly of the production tail:  2,Oh....................................

-  Tubing running or pulling, per unit - 150 m/h..............................

-  Tubing running or pulling, per section - 300 m/h...........................

-  Completion risers running or pulling - 50 m/h..............................

-  Assembly of terminal head and slings - 2,Oh................................

-  Moving of ANM to/from the moon pool - 3,Oh.................................

-  Moving of tree cap or tree running tool to/from the moon pool - 2,5h.......

-  Assembly of lubricator and wire line BOP - 1,5h............................

NOTE:   The above mentioned  operating  parameters are based on normal weather conditions............................................................

2.2.3 Beginning on the 16th (sixteenth day), inclusive, of the occurrence of kick, drill string sticking, loss of circulation or fishing, caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty percent)................................

2.2.4 Beginning on the 46th (forty-sixth) day, inclusive, of the occurrence of Blow out caused by the CONTRACTOR's duly proven action or omission, until the return to the situation prior to its occurrence, the applicable rate will be reduced by 50% (fifty percent).

2.3.    Period of  Validity of the  Contract  Rates - the  contract  rates set forth in this Attachment will apply in the period set forth below:....

        a) Beginning: release of the Unit, by PETROBRAS, to sail to the first location, after the equipment general testing provided for in item 3.1 of the CONTRACT has been carried out, with the exception of the provision in its subitem 3.1.1.1................

        b) End: after the end of the drilling or completion of the last well, with the Unit's arrival at a port or sheltered waters chosen by common agreement between the parties, and if there is PETROBRAS equipment still aboard, with the withdrawal of such equipment from the Unit..........................................

2.4. Blow-Out - PETROBRAS will be responsible for the well control operation costs, in the event of blow-out and caving caused by the blow-out. Such provisions apply only to the well control costs and do not apply to the loss of assets, lesions and/or damages caused by the blow-out, which are protected by the provisions of the pertinent items of this Contract. The CONTRACTOR undertakes to place at PETROBRAS' disposal all of its resources in personnel and equipment related to this Contract, without any additional charges to PETROBRAS. If the CONTRACTOR has contributed with duly proven grossly negligent action or omission for the occurrence of the accident, no rate will be due, until the solution of the problem, in compliance with the provisions in subitems 2.1.6 and
        2.2.4 of this Attachment..............................................

(End of Attachment)...........................................................

--------------------------------------------------------------------------------
                              Rendering of Services
--------------------------------------------------------------------------------
        UNIT PRICES SPREAD SHEET         CONTRACT No. 101.2.064.97-0
--------------------------------------------------------------------------------
OBJECT OF BID: Serviced of Drilling, Completion, Evaluation and Workover of Oil and Gas Wells, by means of using the Floating Unit, provided with Dynamic Positioning System.
--------------------------------------------------------------------------------
PLACE OF OPERATION:  BRAZILIAN CONTINENTAL SHELF
--------------------------------------------------------------------------------
UNIT'S NAME: AMETHYST 4
--------------------------------------------------------------------------------
COMPANY'S NAME: MARITIMA NAVEGACAO E ENGENHARIA LTDA.
--------------------------------------------------------------------------------
CODE             ITEMIZATION                  UNIT     UNIT PRICE (US$)
--------------------------------------------------------------------------------
  07.201.351     OPERATION RATE               DAY         13,771.06
                  (REF. 101)
--------------------------------------------------------------------------------
  07.201.358     REPAIR RATE                  DAY       No Rate will be due
                  (REF. 102)
--------------------------------------------------------------------------------
  07.201.362     WAIT.-BAD WEATHER RATE
                 (REF. 104.1)                 DAY       (95% OF REF. 101)
--------------------------------------------------------------------------------
  07.201.363     WAIT.-FORCE MAJEURE
                 RATE
                 (REF. 104.2)                 DAY       (95% OF REF. 101)
--------------------------------------------------------------------------------
                 WAIT. RATE - WAITING
  07.201.364     (REF. 104.3)                 DAY       (95% OF REF. 101)
--------------------------------------------------------------------------------
  07.201.366     MOVEMENT RATE
                 (REF. 105)                   DAY       (95% OF REF. 101)
--------------------------------------------------------------------------------
  009.252.008    MEALS (ITEM 3.11 OF THE
                 SERVICE RENDERING CONTRACT   EACH            20.00
--------------------------------------------------------------------------------
                     SIGNATURES                          DATE OF THE PROPOSAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PETROBRAS            CONTRACTOR                               07/07/97
                      (BLANK)
--------------------------------------------------------------------------------

Contract 101.2.064.97-0.......................................................

    1 -  RESPONSIBILITIES IN THE PERFORMANCE

1.    RESPONSIBILITIES IN THE PERFORMANCE.....................................

1.1. The CONTRACTOR should provide, at its own expenses, pipe inspection according to API-RP 7 G Standard for drill string elements in use, at every 15,000m drilled, complying also with item 3.1 of this CONTRACT. This inspection should be necessarily made by personnel accredited by PETROBRAS, and accompanied by PETROBRAS' Inspection which will attest the drill string conditions in accordance with the results of said inspection. The drill string elements rejected by the Inspection will be immediately repaired and/or replaced by the CONTRACTOR, which will assume the corresponding costs.........................................

1.1.1.The CONTRACTOR should make provisions so that the same numbering of the parts is maintained for the period of validity of the CONTRACT.........

1.1.2.The reports on the inspections made on the drill string, riser column, and handling equipment will be submitted to PETROBRAS immediately after their performance............................................................

1.1.3.The CONTRACTOR should maintain a control of the elements of the string used in each well, recording at each maneuver, in the driller's log, which parts belong to the BHA in use, mentioning the inspection report numbering...............................................................

1.1.4.The CONTRACTOR will provide, at its expenses, for the inspection of the drill string, when requested in writing by PETROBRAS, in the event of abnormal occurrences, such as wash-out or frequent string breaks........

1.1.5.The CONTRACTOR will provide, at its expenses, for the inspection according to API RP-8B  standard,  in each contract  year, in all drill string and
      casing  handling  equipment,   such  as,  but  not  limited  to,  slips,
      elevators, traveling tongs, hook, elevator arms, spiders, drilling winch, etc. This inspection should be necessarily accompanied by PETROBRAS' Inspection which will attest the drill string conditions in accordance with the results of said inspection. The equipment rejected by the Inspection will be immediately repaired and/or replaced by the
      CONTRACTOR..............................................................

NOTE: The same procedure described in 1.1.5 will be applied to the riser column and to its handling tools, complying with standard API RP2K...

1.2. Casing - The CONTRACTOR should measure and run the conductors and the casing strings in accordance with the drilling programs established by
      PETROBRAS...............................................................

1.2.1.The CONTRACTOR will keep the casing pipes with their respective protectors.

1.2.2.The CONTRACTOR will exert its best efforts to remove all recoverable casing, when the well is abandoned.

1.3. Cementing, Formation Testing and Electric Logging - the CONTRACTOR will provide facilities and give assistance to third parties, charged by PETROBRAS, for the performance of cementing, electric logging, drill string testing, and other related services, complying with the programs and safety rules set down by PETROBRAS..................................

1.4   Fishing - the CONTRACTOR  should carry out all fishing  operations  that may become necessary....................................................

1.5 Subsurface Pressures - the CONTRACTOR will exert its best efforts to control subsurface pressures, always maintaining all safety equipment, including the ancillary ones, in good operating conditions, so as to avoid contamination of the drilling fluid by hydrocarbons and fires resulting from blow-outs................................................

1.6. Well Completion and Abandonment - the CONTRACTOR will complete or abandon the wells in safety conditions, according to the programs set down by PETROBRAS.......................................................

1.7 Drilling Reports - the CONTRACTOR undertakes to inform daily to PETROBRAS, until 01:00h of the following day, the progress of the operations, weather conditions, bulk and liquid stock consumption, and the status of the equipment that comprise the vessel's dynamic positioning system, and of others that the Inspection considers necessary, by means of bulletins, reports and records approved by the IADC and/or required by the Inspection.

1.7.1.The duration of the delays or wastes of time, their reasons, and other facts deemed important, will be recorded in detail in the Daily
      Drilling Data...........................................................

1.7.2.Whenever PETROBRAS requests it, the CONTRACTOR will submit detailed reports on the progress of the operations  carried out, or on any accident that may have occurred..................................................

1.8.  The CONTRACTOR  undertakes to inform immediately to PETROBRAS' Inspection when the Unit enters in a Degraded State................................

1.8.1.The following situations are considered Degraded State (to be defined in common agreement between the parties)...................................

1.8.2.In the event of non-fulfillment of Clause 1.8, and the Unit comes to enter into yellow alert or red alert, a 20% (twenty percent) fine will be charged on the operation rate during the whole duration of the abnormality period......................................................

1.9. The CONTRACTOR undertakes to measure the sea current profiles (intensity and direction with reference to the true North) from the surface of the sea down to the sea bottom, carried out at 0600 and 1200 GMT (Greenwich Mean Time), and to deliver daily the obtained data to PETROBRAS. Such profiles should obligatorily cover the following depths: 20, 50, 150, 200, 250, 300, 350, 400m, and at every 100 (one hundred) meters thereafter, until the last depth investigated corresponds to 5 (five) meters from the bottom of the sea.

1.9.1.The data should be delivered to PETROBRAS' Inspector, in disk and in a format according to PETROBRAS' instructions.............................

1.10. Maintenance and Conservation - the CONTRACTOR will be responsible for the maintenance, conservation and cleaning services of the Unit and of all existing equipment and installations, maintaining all safety devices in perfect operating and adjustment conditions..................

1.10.1.The CONTRACTOR undertakes to keep and maintain PETROBRAS's  materials and equipment,  aboard  the  UNIT,  as well as all  that are  object  of the loading and unloading operations in the support vessels.................

1.11. Ancillary Services - in equal price, time limit and availability conditions, the CONTRACTOR should give preference to the ancillary services rendered by Brazilian companies, when they become necessary for the rendering of the services object of this CONTRACT...............

1.12. Lubricants - to preferably use lubricants of the make PETROBRAS DISTRIBUIDORA-BR, submitting a justification in the event it uses another make..........................................................

1.13. Wellhead inclination - the wellhead will not be installed with inclinations exceeding 2(degree) (two degrees). If, by the Inspection's decision, the well continues to be drilled with an inclination exceeding that limit, the possible wear of the inner parts of the BOP, Lower Marine Riser, Adapt Riser and spool, resulting therefrom, will be
        PETROBRAS' responsibility.............................................

1.14. The CONTRACTOR should submit a description of its operating procedures for the events of disconnection, formation testing, and BOP and choke manifold testing......................................................

1.14.1. The  procedures  to be  adopted  will be  discussed  and  approved  by
        PETROBRAS.............................................................

1.15.   The  Board  Superintendents,   Tool  Pushers,  and  Drillers  will  be
        required  to have proven  technical  competence  in the kick  control, attested  by a  training  certificate  from an  entity  recognized  by
        PETROBRAS.............................................................

1.16. The CONTRACTOR should carry out well shutoff training exercises every week, on an occasion to be agreed upon with the Inspection, and according to the rules in force in PETROBRAS. This operation should be entered in the Driller's Log.......................................

1.16.1. The CONTRACTOR should submit a Safety Project for BOP, Choke Manifold and in well shutoff training test, which will be approved by
        PETROBRAS' Inspection.................................................

1.17.   Drill  Riser - the  CONTRACTOR  will  maintain  the drill  riser inner joints perfectly clean and free from debris and/or rust...............

1.17.1. The CONTRACTOR should perform the inner cleaning of all drill riser joints, using the proper tool and compressed air, whenever the operation following the riser string run is a completion and/or workover operation....................................................

                            2. MUTUAL OBLIGATIONS
--------------------------------------------------------------------------------
                                             ON ACCOUNT OF       SUPPLIED BY
                                             -----------------------------------
  DESCRIPTION                                PET     CONT        PET     CONT
--------------------------------------------------------------------------------
1.  Cementing, logging, formation and/or
    production tests, directional drilling,
    perforating, wireline, nitrogen unit,
    flexitube, etc.                           X                   Xand     X
--------------------------------------------------------------------------------
2.  Welding services necessary for drilling,
    completion, well abandonment and
    maintenance operations.                            X                   X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3.  Technical supervision for manufacturing
    and control of drilling fluid,
    completion.                               X                   X
--------------------------------------------------------------------------------
4.  CONTRACTOR's land support base
    (office and storehouse).                          X                    X
--------------------------------------------------------------------------------
5.  Handling and storage of materials
    and equipment belonging to or
    supplied by the CONTRACTOR on
    land or in the UNIT.                              X                    X
--------------------------------------------------------------------------------
6.  Handling and storage of materials
    and equipment of PETROBRAS or
    third parties, abroad the UNIT.                   X                    X
--------------------------------------------------------------------------------
7.  Land transportation, cargo loading
    and unloading of materials under
    the CONTRACTOR's responsibility.                  X                    X
--------------------------------------------------------------------------------
8.  Fishing, services.                                X                    X
--------------------------------------------------------------------------------
9.  Cleaning and painting services
    aboard the Unit, including those
    of PETROBRAS' materials and
    equipment installed in the Unit.                  X                    X
--------------------------------------------------------------------------------
10. Mess room, hostelry and meal
    supply services:

- CONTRACTOR's personnel                              X                    X

- PETROBRAS' personnel (up to 900
  meals a month)                                      X                    X

- PETROBRAS' personnel (exceeding
  900 meals a month)                          X                            X
--------------------------------------------------------------------------------
11. BOP and riser lines tests,
    not programmed, carried out
    with the Cementing Unit.                          X           X
--------------------------------------------------------------------------------
12. Operations with special tools.                    X                    X
--------------------------------------------------------------------------------
13. Air or sea transportation of
    the CONTRACTOR's equipment and
    personnel in the area of operation.       X                   X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. Air or sea transportation of
    the CONTRACTOR's personnel in
    the area of operation, besides
    those programmed for shift
    changes and Supervision personnel.                X           Xor      X
--------------------------------------------------------------------------------
15. Air or sea transportation programmed
    but not used by the CONTRACTOR,
    without prior notice to PETROBRAS.                X           X
--------------------------------------------------------------------------------
16. Air or sea transportation of the
    CONTRACTOR's material and/or
    personnel, in an emergency
    character, due to the CONTRACTOR's
    failure or lack of programming.                   X           X
--------------------------------------------------------------------------------
17. All customs expenses, fees, including
    agent services, licences, taxes or
    similar charges regarding the import
    or shipment to the Unit of all
    equipment, spare parts and consumables
    of the CONTRACTOR.                                X                    X
--------------------------------------------------------------------------------
18. All expenses, including those with
    licences, taxes or similar charges
    regarding the vessel's adaptation
    and operation in accordance with
    the Laws, Rules, Decrees,
    Administrative Rules and
    Instructions in force in Brazil.                  X                    X
--------------------------------------------------------------------------------
19. Services of submarine inspection,
    measurement, intervention, etc.
    with a remote operated submarine
    vehicle.                                  X                   X
--------------------------------------------------------------------------------
20. Services to interconnect the boom
    lines with the burners.                           X                    X
--------------------------------------------------------------------------------
21. Special repair and recovery services with qualified welding in equipments and lines belonging to:

a) PETROBRAS                                  X                   X

b) CONTRACTOR                                         X                    X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
22. Communication service via satellite:

- when used by PETROBRAS                      X                   X or     X

- when used by the CONTRACTOR                         X           X or     X
--------------------------------------------------------------------------------
23. Maintenance of communication system
    via satellite.                                    X           X or     X
--------------------------------------------------------------------------------
24. Rental of Brasilsat satellite
    signal                                    X                   X or     X
--------------------------------------------------------------------------------
25. Rental of satellite signal
    for the DGPS                                      X                    X
--------------------------------------------------------------------------------
26. Services in the Flares supplied
    by the Contractor.

- Operation during production tests           X                   X

- Maintenance and repairs                             X                    X
--------------------------------------------------------------------------------
27. Services for the Remote-Operation
    Vehicle (ROV):

    Installation, operation, maintenance
    and removal of the ROV.                   X                   X

- Welding services and adaptation works
  for the installation and withdrawal
  of the vehicle, winch, command cabine,
  warehouse and works                                 X                    X
--------------------------------------------------------------------------------

(End of Attachment)...........................................................

                                  ATTACHMENT V
                     LIST OF (MINIMUM) SPECIALIZED PERSONNEL
                                     ABOARD

-   Captain or Barge                                                          1
-   Tool Pusher (1 superintendent aboard)                                     2
-   Driller                                                                   2

-   Assistant Driller                                                         2
-   Derrickman                                                                2
-   Roughneck                                                                 6
-   Crane operator                                                            2
-   Area Man                                                                  8
-   Welder                                                                    2
-   Watchstander                                                              2
-   Subsea Engineer                                                           1
-   Mechanic                                                                  3
-   Electrician                                                               3
-   Radio Operator (Portuguese speaker)                                       2
-   Male nurse                                                                1
-   Storekeeper                                                               1
-   Safety guard                                                              1

NOTE: Supplementary personnel will be supplied according to the CONTRACTOR's conveniences and needs or to comply with the requirements of government laws.......................................

                                  ATTACHMENT VI
                       ENVIRONMENTAL OPERATING CONDITIONS
                      (Permissible limits for environmental
                        conditions acting simultaneously)

--------------------------------------------------------------------------------
                                 PITCH OR
                        HEAVE      ROLL         WIND          WAVE     CURRENT
OPERATION              (FEET)    (DEGREES)      (MPH)        (FEET)    (KNOTS)
--------------------------------------------------------------------------------
  Jetting/ driving       2,0        2,5          30            3,0       1,5
  conductor              2,5        3,0          30            3,0       1,5
  Drilling               2,5        3,0          30            3,0       1,5
  Casing running         1,5        2,0          30            2,1       1,5
  Casing hanger          1,5        1,5          19            2,1       1,0
  setting                1,5        1,5          19            2,1       0,75
  BOP running            3,5        3,0          44            8,5       1,5
  BOP setting            7          4            51           10,5       1,0
  Maneuvering            1,5        1,5          19            2,1       0,75
  LMPR disconnection     3,5        4,0          44            8,5       1,5
  LMPR connection        2,5        3,0          39            6,7       1,5
  Formatiop testing      1,5        1,5          19            2,1       0,75
  Operation with boats   1,5        1,5          19            2,1       0,75
  Running the ANM
   (lay-away)            2,0        3,0          30            5,0       1,5
  Running the ANM
   (without lines)       3,0        4,0          44            8,5       1,5
  Operation with
   flexitube             2,5        3,0          39            6,7       0,75
  Operation with
   wire-line
  Operation with BAP
--------------------------------------------------------------------------------

                                 ATTACHMENT VII
                             PETROBRAS' SAFETY RULES

1.    Service Rule No. 46/71:

      o     Safety Rules for Offshore Operations.

2.    Service Rule No. 01/72:

      o     Operational Safety Rules - Continental Shelf.

3.    Service Rule No. 41/72:

      o     Electricity - Safety Rules

4.    Service Order No. 01/76:

      o     Industrial Safety Rules (general)

      o     Industrial Safety Rules (Drilling)

      o     Industrial Safety Rules (Production)

5.    General Safety Manual:

      o     Safety and Environmental Instruction for Contractors (E&P - BC).

                                 ATTACHMENT VIII
                            EQUIPMENT TESTING PROGRAM

      In order to carry out the UNIT's equipment testing in an easier and more agile manner, the CONTRACTOR is to submit to PETROBRAS, as quickly as required the following documents:.............................................

1.    CERTIFICATES............................................................

      a) Survey and Appraisal Report, updated and valid for the fiscal year regarding the Unit offered, issued by one of the entities: ABS, NOBLE & DENTON, DNV, LLOYDS or BUREAU VERITAS, and if the report is issued abroad, it will be translated into Portuguese by a sworn public translator and notarized in the Brazilian Consulate........

      b) Classification or Class Confirmation Certificate for hull and equipment, compatible with the proposal submitted (certified copy);............................................................

      c) Report on claims from the classification societies mentioned in the Class Confirmation Certificate (in the event there are claims);..........................................................

NOTE: PETROBRAS will evaluate the above  mentioned  documents and will mention in what time limited eventual claims will be settled, and at PETROBRAS' judgment, it can be at the time of the Unit's inspection or at mobilization after the contract is signed...............................

      d)    Freeboard Certificate;............................................

      e)    IOOP (International Oil Pollution Prevention) Certificate;........

      f)    IMO-MUDU-CODE  Certificate  -  Mobile  Offshore  Drilling  Unit  -
            latest edition (unnecessary for Drill Ship);......................

      g)    Cargo Ship Safety Equipment Certificate;..........................

      h)    Cargo Ship Safety Construction Equipment;.........................

NOTE: All documents required are to be within their period of validity........

2.    INDUSTRIAL SAFETY AND ENVIRONMENTAL CONTROL.............................

      -     Manuals and emergency plans in the Portuguese Language............

3.    STORAGE CAPACITY........................................................

      -     Complete floor plan of bulk movement system, specifying:..........

      a)    Exclusive lines to move cement;...................................

      b)    Exclusive lines to move bentonite and baritine;...................

      c)    Location  and  type of  bulk  line  valves  and  their  respective driving systems;..................................................

      d)    Pneumatic lines for cleaning and clearing bulk lines;.............

      e)    Location of the manometers;.......................................

      f)    Quantity,  flow, operating pressure and location of the air drying unit(s);..........................................................

      h)    Schmematic  drawing  of  each  silo  with  their  respective aeration systems and points of connection with the bulk lines.....

4.    FLUID CIRCULATION AND PROCESSING SYSTEM

      - Sketch of the system emphasizing pulsation dampers (suction and tamping), safety valves, feed pumps, position of the suction lines in relation to the suction sieves' tanks and filters..............

      -     Floor plan of the drilling fluid feed and discharge lines showing the flexibility in relation to the sand traps and mud tanks.......

      - Floor plan of the degasser installation showing the active tank, separate processed mud and gas discharge lines, emphasizing the connection point of this line with the gas discharge line.........

      - Floor plan of the mud tanks system, emphasizing the supply lines, guns lines, mixture funnel and centrifugal pumps interconnection lines.............................................................

5.    WELLHEAD SAFETY EQUIPMENT SYSTEM........................................

      -     Sketch   of   the   BOP/LMRP,   specifying   lines,   valves   and
            measures/dimensions...............................................

      - Floor plan of the kill and choke lines from the BOP to the choke manifold, specifying valves, connections, dampener chambers, anchorage points and interconnection with the other systems.......

      -     Floor plan of the atmospheric air separator.......................

      -     Layout  of  the  trip  tank  installation,  giving  the  following information:......................................................

            a)    Capacity;...................................................

            b)    Location;...................................................

            c)    Sensitivity;................................................

            d)    Measuring system;...........................................

            e)    Scale type;.................................................

            f)    Driller's scale visualization conditions;...................

            g)    Supply System for the above item............................

      -     Floor plan of the stand pipe manifold,  specifying lines,  valves, manometers and interconnections with the other systems............

      -     Inspection   report  on  the  riser,  riser  handling  tools  and
            connectors, telescopic joint and flexible joint, according to the API RP 2P and RP 2Q standards, with update date not exceeding 1 year..............................................................

NOTE: If the  reports  indicate  the need of  repair  in some  equipment,  the service performance certificates will also be submitted.................

      -     Biannual  inspection  certificate of the choke manifold,  with the manufacturer's approval...........................................

      -     Biannual  inspection  certificate  of the  BOP  unit  and  driving system, with the manufacturer's approval..........................

      -     Biannual   inspection   certificate   of   the   BOP,   with   the
            manufacturer's approval...........................................

      -     Proof of  technical hability of the  well  drilling  and  control personnel.........................................................

      -     To supply an internal rusting  maintenance and prevention plan for the marine risers and kill and choke lines........................

6.    ENERGY GENERATION SYSTEM................................................

      -     Unifilar diagram of the energy generation and distribution system.

7.    STABILITY...............................................................

      -     To submit the vessel's stability curve, updated in the proposal's conditions, in keeping with the environmental conditions..........

8.    DYNAMIC  POSITIONING  SYSTEM  (including  the  monogenerators  assembly, thrusters and propellers)...............................................

      -     Schematic diagram of the dynamic positioning system...............

      -     To submit the  inspection  and tests  procedures to be carried out at every new location.............................................

      -     To submit the tests and  inspections  procedures to be carried out at the end of each contract year..................................

9.    DRILLING STRING AND ACCESSORIES.........................................

      -     Inspection  report on all equipment of the drilling and completion strings, subs and accessories (used equipment)....................

      -     Purchase  voucher of the drill and  completion  strings,  subs and accessories (for new equipment)...................................

10.   FISHING TOOLS AND ACCESSORIES...........................................

      -     Inspection  report on all  components  of the fishing  tools (used equipment) or purchaser voucher (for new tools)...................

11.   SUNDRY SYSTEMS..........................................................

      -     Winches load test certificate.....................................

      - Description of the compressed air system, emphasizing compressors, layout of lines, valves and interconnection with the other systems.....................................................

      -     Preventive Maintenance Plans with their respective timecharts.....

      - Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and service rendering contracts.........................................................

NOTE: Such equipment must be in places of easy access for inspection..........

A)    RECEIPT TEST............................................................

      - Proof will be needed for the existence on board and for the operating capacity of all equipment and accessories listed in Attachments C and D of the chartering and service rendering contracts.

NOTE: Such equipment must be in places of easy access for inspection..........

      -     The  following  systems,  equipment and tools listed below will be checked, inspected and tested:....................................

      1)    DRILL STRING, COMPONENTS AND ACCESSORIES..........................

            - The CONTRACTOR will submit recent inspection reports, according to the specification API RP7G for the whole drill string and accessories such as, but not limited to: drill pipes, drill collars, HW, Subs, stabilizers, reamers, bumper subs, lift-sub, kelly, slips, elevators, fishing tools, etc., which proves the good conditions of the string and its accessories. The information from the reports and the general conditions of the string and its accessories will be checked by PETROBRAS by means of a sampling inspection. In the event of discrepancy between the data submitted by the CONTRACTOR and those checked by PETROBRAS, showing an inadequate condition of the string and its accessories, the CONTRACTOR will carry out another inspection, for its own account.............................

NOTE 1:  Any equipment  refused by the inspection  will be immediately  repaired or replaced by the CONTRACTOR, for its own account...................

NOTE 2: For the string, components and new accessories, no inspection report will be required, documents proving that such equipment is new will be sufficient........................................................

NOTE 3: The CONTRACTOR's equipment will be stored and arranged so as to facilitate the inspection by sampling to be carried out by PETROBRAS.

      -     The same procedure  will be adoted for the telescopic  joints and flexible joints...................................................

      2)    EXTRACTOR OF SOLIDS...............................................

            The following will be examined:...................................

            -     sieves,.....................................................

            -     dessander,..................................................

            -     degasser - test suction and discharge.......................

            -     centrifuge (if any).........................................

            The  operation  and work  pressure,  as well as the  existence  of manometers, will be checked.......................................

      3)    MUD TANKS AND VALVES
            Waterproofness, working of the agitators, mixture funnel and depth gun, besides the existence of fixed marks to control the tanks volume will be checked......................................

      4)    CENTRIFUGAL PUMPS.................................................

            The following will be checked:....................................

            -     working, vibration and noises;..............................

            -     Packing (leaks);............................................

            -     Work pressures..............................................

NOTE:  Items 3 and 4 will be tested with sea water............................

      5)    MUD LABORATORY AND TEST EQUIPMENT.................................

            The existence on board and the adequacy to the requirements described in Attachments C and D to this Contract will be checked.

      6)    DRILLING DERRICK..................................................
            Maintenance  conditions  (corrosion),  fastening  system  and  the conditions of the travelling block rails will be examined.........

      7)    CROWN BLOCK.......................................................
            The pulleys  will be examined as to the profile  wear,  alignment, clearance, buckling of the axles, lubrication, etc................

      8)    MUD PUMPS.........................................................
            The following will be carried out:................................

            -     observation of working, vibrations, noises;.................

            -     pressure and maximum work flows tests for the liner used;...

            -     safety valve working test;..................................

            -     checking of the suction and discharge pulsation dampeners;..

            -     watertightness  tests with nominal pressure of the mud pumps and of all manifold valves;.................................

            -     watertightness  tests with nominal  pressure of all manifold valves of the stand pipe manifold and of the kelly hose;....

            -     random  disassembling  of the suction for visual  inspection of the piston, sleeve, packing, valve and seat..............

      9)    SWIVEL............................................................
            The mandril,  gooseneck,  body,  etc.  will be checked and nominal pressure test with rotation will be performed.....................

      10)   MOTION COMPENSATOR................................................
            The piston  alignment,  lock bar,  alignment in the rail,  general conditions, leaks and chains will be checked......................

      11)   RISER AND GUIDE LINE TENSIONERS...................................
            The  general  conditions,   leaks,  pulleys  and  cables  will  be
            inspected.........................................................

      12)   RISER RECOIL SYSTEM/HANG OFF SYSTEM/FILL-UP SYSTEM VALVE (IF ANY).

            The systems' operation will be checked.

      13)   HIGH COMPRESSORS AND AIR RESERVOIRS...............................
            The  general  conditions,  leaks,  lines and system  yield will be checked...........................................................

      14)   TOP DRIVE.........................................................
            Working tests (connection and disconnection of one or more sections of the DP's) will be carried out and the general conditions will be inspected......................................

      15)   KELLY SPINNER.....................................................
            The general conditions, specially the rollers' wear, and working will be checked, and connection and disconnection operation of one or more DP's will be carried out..............................

      16)   HOOK..............................................................
            The general conditions and the locking system will be checked.....

      17)   TRAVELLING BLOCK..................................................
            The pulleys wear, axles alignment,  lubrication system, retraction system, etc., will be inspected...................................

      18)   DRAWWORKS.........................................................

            - The operation of the mechanical break system (brake bands), electromagnetic (distance between irons, voltage level and SCR feeder conditions), cooling system and clutches will be checked.....................................................

            - The operation of the cat-heads and height imitator with the assembly/disassembly of one or more command sections, will be checked..................................................

      19)   ROTARY TABLE......................................................
            The  operation  in high  and low,  brake  system,  tachometer  and lubrication system will be checked................................

      20)   TRIP TANK.........................................................
            Capacity, installation site, sensitivity of the level indicator system, visualization condition and supply system will be inspected.........................................................

      21)   HYDRAULIC  TONGS AND  PNEUMATIC  SPIDER FOR  CASING AND  PNEUMATIC
            TONGS FOR DRILL PIPES.............................................

            -     Operation  tests  will be made  and  maintenance  conditions will be checked.............................................

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            -     The existence of an alignment  guide for the sand-line cable in the drum will be checked.................................

      22)   SAND-LINE OR WIRE-LINE SYSTEM.....................................

      - Operation of the clutches and brake will be tested by lowering the photoclinometer inside the drill string coinciding with the photoclinometer overshot test (TOTCO) will be tested. Test to be made on location before the beginning of the operations...........

      23)   CHOKE MANIFOLD....................................................
            All valves with low pressure (300 psi) and in high pressure (system's work pressure). Manometers, hydraulic choke operation, manual choke, remote control panel, etc. will be tested...........

      24)   UPPER AND LOWER KELLY COCK, INSIDE BOP AND SAFETY VALVE...........

            -     Drivers will be tested and work pressure tests will be made.

            - The end connections of each element will be checked and tested with work pressure. The CONTRACTOR should have end seal plugs adequate for the test............................

      25)   KILL AND CHOKE LINES HOSES........................................
            The end connections will be checked and tested with the system's work pressure. The CONTRACTOR should have end seal plugs adequate for the test.............................................

      26)   DRILL INSTRUMENTATION SYSTEM......................................
            The following will be tested:.....................................

            -     geolograph;.................................................

            -     rotary table tachometer;....................................

            -     manometers;.................................................

            -     stroke counter;.............................................

            -     level control in the mud tanks;.............................

            -     torque indicator............................................

      27)   FLARE PIPE AND BOOMS

            Their existence on board will be checked, analysing the maintenance conditions of the lines by means of inspection, and the facilities for installation of the production test equipment system............................................................

      28)   BOP SYSTEM........................................................

            The following will be carried out:................................

            -     pressure  tests of the slide  valves with low  pressure  and high pressure, compatible with the system...................

            -     pressure  tests of the  annulars  with low pressure and high pressure, compatible with the system........................

            -     complete function test in both POD's, through all panels....

            -     choke and kill  valves  tested  with low  pressure  and high pressure, compatible with the system........................

            -     working of the shear ram valve will be checked  with opening for examination of the blades conditions....................

            -     the  opening  and  closing  of all ram,  annular  a kill and choke valves chambers will be tested........................

            - the hydraulic driving unit will be checked as to: fluid used, fluid low level alarm, low air pressure and low accumulators pressure, maintenance conditions, leaks and mixing systems..............................................

            - the volumetric capacity of accumulators and the capacity of electric and pneumatic pumps of the hydraulic unit will be tested......................................................

            -     the locking system of the ram valve(s) will be tested.......

            -     the SPM valves  conditions  will be  checked by opening  and inspecting one of them, chosen at random....................

            -     the   locking/unlocking   system   of  the   H-4   hydraulic
                  connectors will be tested...................................

            -     the  surface  and bottom  accumulators'  pre-charge  will be checked.....................................................

            -     the operation of the following systems will be tested:......

                  o     driving back-up.......................................

                  o     emergency recovery....................................

                  o     handling..............................................

      29)   TRAVELLING TONGS, EZY-TORQ, TORQUE SENSOR, SLIPS, ETC.............
            One or more sections of the drill collars and drill pipes will be assembled/disassembled to check the working of such equipment. The general maintenance conditions, chuck jaws and cables will be checked...........................................................

      30)   BULK TRANSFER SYSTEM..............................................

            The following will be carried out:................................

            - the operation of the compressor will be checked, and noises, oil and air leaks, and maintenance state, filters and dehumidifier will be inspected..........................

            -     operation  and  watertightness  of  valves,  lines and silos will be checked, looking for possible clogging..............

            -     transfer  of cement  from 1 silo to the daily  silo (if any)
                  and from this to the surge-tank will be made................

      31)   EMERGENCY ENERGY GENERATION SYSTEM

            -     a black-out in the energy system  generation  system will be
                  simulated   to   see   if   the   emergency   generator   is
                  automatically turned on.....................................

      32)   MAIN MOTOR-GENERATORS ASSEMBLY....................................

            The following will be carried out:

            -     vibration,  noises,  insulation,  leaks, maintenance,  etc., will be checked.............................................

            -     generators input and output in the bus bar,  synchronism and load divisions will be tested...............................

            -     load and voltage and frequency regulation will be tested....

      33)   DESSALTER
            Operation and production capacity will be checked.................

      34)   CAT-LINES CRANES..................................................

            The following will be carried out:

            -     operation of the winches and  maintenance of the cabled will be checked..................................................

            - the elevation and rotation system, the operation of flying boom and pulley block and the operation of the boom height pawl will be checked........................................

            -     the report of the last inspection  carried out by the Unit's classification society in the winches will be examined......

      35)   DEJECTA TREATMENT UNIT............................................
            Its operation will be inspected...................................

      36)   TELECOMMUNICATION SYSTEM..........................................
            Operational tests will be made in all radio equipment  existing on board, including radio-beacon.....................................

      37)   OVERHEAD TRAVELLING CRANE.........................................
            Their  operation,  and the  maintenance  conditions  of cables and sliders will be examined..........................................

      38)   DC/SCR MOTORS.....................................................
            The  maintenance  conditions  and  insulation,   as  well  as  the
            collectors and brushes will be examined...........................

            -     SCR functional test.........................................

      39)   DIVERTER..........................................................

            The following will be tested:.....................................

            -     flow line wing valves;......................................

            -     diverters and inset packer lock;............................

            -     the control panel will be checked...........................

      40)   SAFETY EQUIPMENT..................................................

            SALVAGE...........................................................

            Fireproof rigid vessels (capsules, whalers):......................

            -     lowering, motor, fuels, sprinklers, start;..................

            -     rations, garnishing,  hatches, cleaning, fire extinguishers, signaling equipment.........................................

            Inflatable rafts:.................................................

            -     quantity, capacity, location, height in relation to the sea;

            -     validity of the last inspection, means of access to the sea;

            -     conditions of the cocoon....................................

            Jackets:..........................................................

            -     quantity   (sufficiency),    location,    protection,    and
                  maintenance.................................................

            Life-buoys:.......................................................

            -     quantity (sufficiency),  location, heaving-lines,  lanterns, smudge pots.................................................

            Escape routes:....................................................

            -     vertical and horizontal signaling (indicative plates);......

            -     clearing, lighting (emergency)..............................

            WATER SUPPLY SYSTEM FOR FIRE FIGHTING.............................

            Fire ring:........................................................

            -     water system for the platform;..............................

            -     sprinklers system;..........................................

            -     painting, corrosion, signaling, visual conditions;..........

            -     valves, hydrants, guns......................................

            Fire pumps:.......................................................

            -     operation;..................................................

            -     motor, fuel, start, panel, tests............................

            FIRE FIGHTING FIXED SYSTEMS.......................................

            - Foam system: chambers, tanks, guns, hydrants and carrier liquid.

            - Cylinders; conditions, reloading, retesting (CO2 or HALON, if any).

            -     Lines and diffusers:  general conditions....................

            -     Automatic:  feeding, panels, batteries, detectors, tests....

            -     Manual:  commands, interconnections, tests..................

            -     Alarms:  interconnections...................................

            FIRE EXTINGUISHERS................................................

            -     water, carbon dioxide, chemical powder (portable and carts);

            -     distribution, location, general conditions;.................

            -     revision, recharge, retest, control, meters, replacement....

            FIRE POSTS........................................................

            -     hose, keys, sprinkler;......................................

            -     fiber boxes, general conditions, post identifications.......

            -     visual signaling:  sufficiency and general conditions.......

            EMERGENCY EQUIPMENT...............................................

            - autonomous breathing apparatus, reserve bottles, breathable air fixed system, fire proximity clothing, lantern, ax, safety belt;................................................

            -     distribution,   location,  general  conditions,   inventory,
                  maintenance and replacement.................................

            COMMUNICATIONS AND ALARMS.........................................

            -     telephone (internal, external):  Operating capacity;........

            -     radiophony:  VHF.  Operating capacity;......................

            -     portable  transceptors:  quantity;  distribution,  intrinsic safety;.....................................................

            - intercom: quantity, distribution, and horns audibility, interconnection with the platform, coding of sound alarm tones, amplifiers;..........................................

            -     visual signaling:  sufficiency, general conditions;.........

            -     fire alarm, glass breaking type:  batteries, bells, tests...

            EMERGENCY LIGHTING................................................

            -     charger, batteries and lanterns.............................

            HELIPOINT.........................................................

            -     protection:  guns, fire extinguishers, salvage equipment;...

            -     painting,  protection  screen,  net, landing lights,  safety warnings;...................................................

            -     guest welcoming practices...................................

            LOAD LIFTING......................................................

            -     winches:   general   conditions,    operation,    signaling,
                  maintenance;................................................

            -     manual and electric tackles: general conditions,  operation, signaling, maintenance;.....................................

            -     material movement and storage areas.........................

            TRAINING..........................................................

            -     abandonment, fire fighting, first aid and brigade...........

            MANUALS AND PLANS.................................................

            -     emergency; safety;..........................................

            -     disclosure, knowledge;......................................

            -     tasks  schedules for emergency and  abandonment  situations, including in Portuguese.....................................

            ORDER AND CLEANLINESS.............................................

            -     installation's general aspect;..............................

            -     particularly alarming places................................

            SMOKE, HEAT AND GAS DETECTION SYSTEM..............................

            -     test of hydrocarbons detection sensors......................

            BALLAST AND SEWER SYSTEM..........................................

            -     functional test.............................................

      41)   ANCHORING SYSTEM..................................................

      42)   DYNAMIC POSITIONING SYSTEM........................................

      43)   PROPULSION SYSTEM.................................................

B)    LOCATION MOVING TEST....................................................
      To be defined between the CONTRACTOR and PETROBRAS......................

C)    BEGINNING OF CONTRACT YEAR TEST.........................................
      To be defined between the CONTRACTOR and PETROBRAS......................

                                  ATTACHMENT IX
                   PROCEDURES IN THE EVENT OF FATAL ACCIDENTS
1.    If,  during the period of validity  of the  CONTRACT,  a fatal  accident occurs with a CONTRACTOR's employee, the CONTRACTOR should:.............

1.1.  Notify the Inspection immediately, for the proper measures;.............

1.2.  Take  measures so that the  employee's  relatives  be notified  with the utmost urgency on the event, giving them the social support due;........

1.3. Formally establish an Investigation Commission, within 48 hours after the accident, in order to, in the maximum time limit of 15 days, identify the causes and recommend the measures deemed necessary to prevent similar accidents...............................................

2. The report should contain, at least, the following information regarding the accident:

      -     description;......................................................

      -     exact location;...................................................

      -     data regarding the injured persons;...............................

      -     basic and immediate causes;.......................................

      -     measures to be taken in order to prevent its repetition...........

3.    The CONTRACTOR should guarantee the Commission enough authority and autonomy to carry out the investigations without any restrictions.......

4.    A PETROBRAS' employee should participate in the Commission,  appointed by the authority in charge of the operational office.......................

5. After conclusion of the Commission's work, it will also behoove the CONTRACTOR, at the Inspection's request, to disclose the results of the report, so as to convey the experience from the accident to other contractor companies....................................................

 .  ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ . ~ .

THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on September 18, 1997 in this City of Rio de Janeiro, Federative Republic of Brazil.

                                             /s/ MARCIA BARBOSA SERRA
                                             ------------------------
                                               Marcia Barbosa Serra
                                              Sworn Public Translator